SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

Check the appropriate box:

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☒	Definitive Information Statement

BLACK RIDGE OIL & GAS, INC.

(Name of Registrant As Specified In Its Charter)

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BLACK RIDGE OIL & GAS, INC.

10275 Wayzata Boulevard, Suite 310

Minnetonka MN 55305

(952) 426-1241

NOTICE OF ACTION BY
WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’
MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

We are furnishing this notice and the accompanying information statement (the “Information Statement”) to the holders of shares of common stock, par value $0.001 per share (“Common Stock”) of Black Ridge Oil & Gas, Inc. (formerly known as Ante5, Inc.) (the “Company”) pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, and Section 228 of the Delaware General Corporation Law (the “DGCL”) in connection with the approval of the actions described below (the “Actions”) taken by written consent of the holders of a majority of the issued and outstanding shares of Common Stock (the “Written Consent”):

1.          The election of three (3) directors to serve until the next annual meeting of stockholders and the due election and qualification of their respective successors;

2.          The reincorporation of the Company from Delaware to Nevada through an agreement and plan of merger and the reaffirmation of the previously approved increase in the number of authorized shares of the Company or any successor Nevada corporation and authority of the Company or any successor Nevada corporation to complete a reverse stock split of its outstanding shares of Common Stock at a ratio of up to 1:10 and any related amendment to the Company’s or any successor Nevada corporation’s certificate of incorporation; and

3.          An amendment to the Company’s 2010 Stock Incentive Plan (the “Plan”) to permit the repricing of certain outstanding stock options under the Plan for our current employees and officers.

The purpose of this Information Statement is to notify our stockholders that on August 23, 2012 the owners of approximately 50.3% of our issued and outstanding shares of Common Stock as of such date executed a written consent approving the Actions. In accordance with Rule 14c-2 promulgated under the Exchange Act, the Actions will become effective no sooner than 20 days after we mail this notice and the accompanying Information Statement to our stockholders.

The written consent that we received constitutes the only stockholder approval required for the Actions under Delaware law and, as a result, no further action by any other stockholder is required to approve the Actions and we have not and will not be soliciting your approval of the Actions.

This notice and the accompanying Information Statement are being mailed to our stockholders on or about September 4, 2012. This notice and the accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Section 228 of the DGCL and Rule 14c-2 promulgated under the Exchange Act.

By Order of the Board of Directors,

/s/ Kenneth DeCubellis Chief Executive Officer

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BLACK RIDGE OIL & GAS, INC.

(formerly known as ANTE5, INC.)

10275 Wayzata Boulevard, Suite 310

Minnetonka MN 55305

(952) 426-1241

_____________________________

INFORMATION STATEMENT

Action by Written Consent of Majority Stockholders

_____________________________

WE ARE NOT ASKING YOU FOR A
PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

_____________________________

GENERAL OVERVIEW OF ACTIONS

This Information Statement is being furnished to the holders of shares of common stock, par value $0.001 per share (“Common Stock”) of Black Ridge Oil & Gas, Inc. (formerly known as Ante5, Inc.) in connection with the action by written consent of the holders of a majority of our issued and outstanding shares of Common Stock taken without a meeting to approve the actions described in this Information Statement. In this Information Statement, all references to “the Company,” “we,” “us” or “our” refer to Black Ridge Oil & Gas, Inc. We are mailing this Information Statement to our stockholders of record as of August 23, 2012 (the “Record Date”) on or about September 4, 2012.

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the actions described herein will not become effective until 20 calendar days following the date on which this Information Statement is first mailed to our stockholders.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company’s Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

Actions by Consenting Stockholders

On August 10, 2012 the Board of Directors (the “Board”) of the Company unanimously adopted resolutions approving the following actions (the “Actions”):

1.          Election of Directors. The election of three (3) directors to serve until the next annual meeting of stockholders and the due election and qualification of their respective successors;

2.          Reincorporation. The reincorporation of the Company from Delaware to Nevada by means of a plan and agreement of merger (the “Reincorporation”), including the reaffirmation of the previously approved increase in the number of authorized shares of the Company or any successor Nevada corporation and authority to complete the authority of the Company or any successor Nevada corporation to implement a reverse stock split of the its or any successor Nevada corporations’ outstanding shares of Common Stock at a ratio up to 1:10 and any related amendment to the Company’s certificate of incorporation (the “Reverse Stock Split”); and

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3.          Amendment of Stock Incentive Plan and Repricing of Stock Options. The adoption of an amendment to the 2010 Stock Incentive Plan (the “Plan”) to permit the repricing of certain outstanding stock options under the Plan for our current employees and officers.

In order to obtain the approval of our stockholders for the Actions, we could have convened a special meeting of the stockholders for the specific purpose of voting on such matters. However, Section 228 of the DGCL and Section 2.13 of our Bylaws provides that any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action taken is signed by the holders of outstanding shares of Common Stock having not less than the minimum number of votes that would be necessary to take such action. In order to eliminate the costs and management time involved in holding a meeting and obtaining proxies and in order to effect the above actions as early as possible in order to accomplish the purposes hereafter described, we elected to utilize the written consent of the holders of a majority of the outstanding shares of our Common Stock.

As of the close of business of the Record Date, we had 47,979,990 shares of Common Stock outstanding and entitled to vote on the Actions. Each share of Common Stock outstanding as of the close of business on the Record Date was entitled to one vote.

On the Record Date, pursuant to Section 228 of the DGCL and Section 2.13 of our Bylaws, we received written consents for the Action from stockholders (the “Majority Stockholders”) holding an aggregate of 24,145,821 shares of our Common Stock, representing 50.3% of our outstanding shares of Common Stock. Thus, your consent is not required and is not being solicited in connection with the approval of the Actions.

Notice pursuant to Section 228 of the DGCL

Pursuant to Section 228 of the DGCL, we are required to provide prompt notice of the taking of the corporate action without a meeting to the holders of record of our Common Stock who have not consented in writing to such action. This Information Statement is intended to provide such notice.

SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of June 30, 2012 by: (i) each person who is known by us to own beneficially more than 5% of our common stock; (ii) each director; (iii) each executive officer; and (iv) all of our directors and executive officers as a group. On June 30, 2012, we had 47,979,990 shares of common stock outstanding.

Certain persons who purchased shares in our private offering which closed on December 16, 2010 with respect to 5,824,000 shares of our common stock, excluding shares purchased by our officers and directors, have entered into a voting agreement that gives our board of directors, by majority vote, the power to vote certain shares of common stock. In addition, Irish Oil & Gas, Inc. and Twin City Technical, LLC have entered into voting agreements that give our board of directors, by majority vote, the power to vote an aggregate of 5,011,282 shares of common stock. The terms of the voting agreements provide that each agreement is effective for one year from the date entered into and will automatically renew for subsequent one year periods unless the stockholder gives notice of termination to us at least 30 days prior to the expiration of each annual period. In addition, the voting agreements expire:

•          With respect to any shares sold in the public markets.

•          With respect to any shares for which a registration statement is declared effective.

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As used in the table below and elsewhere in this form, the term “beneficial ownership” with respect to a security consists of sole or shared voting power, including the power to vote or direct the vote and/or sole or shared investment power, including the power to dispose or direct the disposition, with respect to the security through any contract, arrangement, understanding, relationship, or otherwise, including a right to acquire such power(s) during the next 60 days following June 30, 2012. Inclusion of shares in the table does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, (i) each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity, and (ii) the address of each person or entity named in the table is c/o Black Ridge Oil & Gas, Inc., 10275 Wayzata Boulevard, Suite 310, Minnetonka, Minnesota 55305.

Name, Title and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Ownership
Bradley Berman, Chairman of Board and Director	6,490,731(2)	13.4%
Ken DeCubellis, Chief Executive Officer	86,000(3)	*
Joshua Wert, Chief Operating Officer and Corporate Secretary	190,954(4)	*
James Moe, Chief Financial Officer	166,667(5)	*
Morris Goldfarb, Director	1,108,333(6)	2.3%
Benjamin Oehler, Director	33,333(7)	*
All Current Directors and Executive Officers as a Group (6 persons)**	8,076,018(8)	16.5%
Lyle Berman	2,468,801(9)	5.1%
Neil Sell	3,886,335(10)	8.1%
Twin City Technical, LLC P.O. Box 2323, Bismarck North Dakota 58502	4,514,595(11)	9.4%
Irish Oil & Gas, Inc. P.O. Box 2356, Bismarck North Dakota 58502	4,514,594(11)	9.4%
Ernest W. Moody Revocable Trust 175 East Reno Avenue, Suite C6 Las Vegas, NV 89119	3,250,000(12)	6.8%

*Indicates beneficial ownership of less than 1%.

**The table reports information as of June 30, 2012 and accordingly excludes Mr. Joseph Lahti who was appointed by the Board as director of the Company effective August 31, 2012.

(1)          Except as pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned. The total number of issued and outstanding shares and the total number of shares owned by each person does not include unexercised warrants and stock options owned by parties other than for whom the calculation is presented, and is calculated as of June 30, 2012.

(2)          Includes 400,000 shares which may be purchased pursuant to stock options that are exercisable within 60 days of June 30, 2012. Includes 712,229 shares held by certain trusts for the children of Mr. Bradley Berman. Includes 185,898 shares owned by Mr. Bradley Berman’s wife.

(3)          Includes 5,000 shares owned by Mr. Ken DeCubellis’ wife.

(4)          Includes 166,667 shares which may be purchased pursuant to stock options that are exercisable within 60 days of June 30, 2012.

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(5)          Includes 166,667 shares which may be purchased pursuant to stock options that are exercisable within 60 days of June 30, 2012.

(6)          Mr. Goldfarb owns 1,000,000 of these shares through Goldfarb Capital Partners, LLC. Includes 33,333 shares which may be purchased pursuant to stock options that are exercisable within 60 days of June 30, 2012. Includes 75,000 warrants issued as part of the Prenante5, LLC Revolving Credit Agreement that are exercisable within 60 Days of June 30, 2012.

(7)          Includes 33,333 shares which may be purchased pursuant to stock options that are exercisable within 60 days of June 30, 2012.

(8)          Does not include a total of 5,824,000 additional shares over which our board of directors has voting but not dispositive power as a result of voting agreements between us and certain other shareholders.

(9)          Includes 24,000 shares which may be purchased pursuant to stock options that are exercisable within 60 days of June 30, 2012. Does not include 3,717,313 shares held by trusts for the children of Mr. Lyle Berman, the trustee for which is Mr. Neil Sell.

(10)         Includes 169,022 shares owned by Mr. Sell, individually, and an aggregate of 3,717,313 shares owned by certain trusts for the benefit of Mr. Lyle Berman’s children, for which Mr. Sell is the trustee. Does not include 19,000 shares held by Mr. Sell’s spouse, for which Mr. Sell disclaims beneficial ownership.

(11)         These companies sold oil and gas properties to us in transactions from November 2010 to May 2011 and entered into an agreement to sell additional oil and gas properties to us in March 2012 which subsequently expired. As part of the purchase price or deposit for these properties and transactions, these companies were issued these shares of common stock by us. We may purchase additional oil and gas properties from these companies in the future, for which we may issue additional shares of our common stock.

(12)         Reflects shares reported in Form 13G, filed on February 13, 2012 by the Ernest W. Moody Revocable Trust.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO
MATTERS TO BE ACTED UPON

No officer, director or director nominee of the Company has any substantial interest in the Actions, other than his role as an officer, director or director nominee of the Company or as a holder of stock options that will be eligible for re-pricing under Action Three.

ACTION ONE – ELECTION OF DIRECTORS

Our Bylaws fix the number of directors at one or more members, in such number as determined by the Board of Directors. Currently, our Board of Directors consists of Bradley Berman, Morris Goldfarb, Benjamin Oehler, and Joseph Lahti. Messrs. Berman, Goldfarb and Oehler have been re-elected by a majority of the stockholders pursuant to the written consent. Mr. Lahti was appointed as a director subsequent to the date of the written consent. Each director will serve until the next annual meeting of stockholder and until his respective successor is duly elected and qualified. Each of the persons who have been elected to serve as a director for the ensuing year has consented to being named herein and has indicated his intention to serve. Additional information about our directors and executive officers is included below.

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EXECUTIVE OFFICERS AND DIRECTORS

The name, age and position of our present directors and officers are as set forth below:

Name	Age	Position

Kenneth DeCubellis	45	Chief Executive Officer
Joshua Wert (1)	43	Chief Operating Officer and Corporate Secretary
James Moe	55	Chief Financial Officer
Bradley Berman	41	Chairman of the Board of Directors
Morris Goldfarb(2)(3)	61	Director
Benjamin S. Oehler(2)(3)	64	Director
Joseph Lahti(2)(3)(4)	51	Director

(1)	Mr. Wert has informed the Company that he will be resigning as Chief Operating Officer and Corporate Secretary as of September 7, 2012.

(2)	Member of audit committee.

(3)	Member of compensation committee.

(4)	Mr. Lahti was appointed to the Board on August 31, 2012 as such he was not re-elected by the stockholders as part of the written consent.

Kenneth DeCubellis has been our chief executive officer since November 9, 2011. Prior to joining Black Ridge, Mr. DeCubellis was the president and chief executive officer of Altra Inc., a venture capital backed biofuels company based in Los Angeles, California. He joined Altra in June 2006 as vice president, business development and was promoted to president in November of 2007 and chief executive officer in February 2008. From 1996 to 2006, he was an executive with Exxon Mobil Corp in Houston, Texas. Mr. DeCubellis also previously served as the chairman of KD Global Energy Belize Ltd., a company that provides technical and business services for petroleum lease holders in Belize. Mr. DeCubellis holds a B.S. in Mechanical Engineering from Rensselaer Polytechnic Institute and an MBA from Northwestern University’s JL Kellogg Graduate School of Management.

Mr. DeCubellis’s qualifications:

  Leadership experience – Mr. DeCubellis has been our chief executive officer since November 9, 2011, chief executive officer of Altra Inc. (2008 to 2011),vice president- president of Altra Inc. (2006 to 2011),and an executive with Exxon Mobil Corp in Houston, Texas. (1996 to 2006).1
  Industry experience - Mr. DeCubellis has been our chief executive officer from November 9, 2011 and has broad energy experience as, chief executive officer of Altra Inc., a biofuel company, and executive experience with Exxon Mobil Corp.
  Education experience - Mr. DeCubellis holds a Bachelor of Science degree from Rensselaer Polytechnic Institute (1990), an MBA from Northwestern University’s JL Kellogg Graduate School of Management (1996).

1 When Mr. DeCubellis became CEO of Altra Inc in 2008, the company was in deep financial distress. Mr. DeCubellis implemented a comprehensive corporate wide restructuring effort that was completed in 2009. This included restructuring and eliminating all of the debt at Altra Inc, raising capital at Altra Inc and refocusing the strategy of the company on a technology license. As part of this restructuring, certain wholly-owned subsidiaries of Altra, Inc. surrendered assets to lenders or entered in receivership.

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Joshua Wert has been our chief operating officer since November 15, 2010 and our corporate secretary since February 22, 2011. As noted above, Mr. Wert has informed the Company that he plans to resign as the Company’s chief operating officer and secretary effective as of September 7, 2012. He was our interim chief financial officer from November 15, 2010 to March 14, 2011. Prior to joining Black Ridge, Mr. Wert was a managing consultant for Operations, Human Resources and Finance at FRWD Co., a digital media service company founded in June 2009. Mr. Wert was also the president of COPYCATS Media from 2003 to 2010, a media supplier to the independent musician and film maker market. Mr. Wert was a senior manager of Simondelivers.com from 1999 to 2003, where he was responsible for efficiently managing the fulfillment of over 3,000 customer orders per day, as well as inventory control, supply chain design, and product planning. Mr. Wert was an associate with McKinsey & Company, a prominent business consulting firm, from 1997 to 1999. Mr. Wert is, and has been, a member of the board of directors of Signature Bank since 2003. He has a Bachelor of Science degree from University of Wisconsin, Madison and a Master of Business Administration from the Carlson School of Management (1997), as well as a Juris Doctorate from the University of Minnesota Law School (1997), where he was on Law Review in 1995 and 1996.

Mr. Wert’s qualifications:

  Leadership experience – Mr. Wert has been our chief operating officer since November 15, 2010, president of COPYCATS Media (2003 to 2010), and a senior manager of Simondelivers.com (1999 to 2003).
  Industry experience - Mr. Wert was our interim chief financial officer from November 2010 to March 2011 and has extensive experience in managing the operations of businesses in other industries. Black Ridge is the first oil and gas company for which Mr. Wert has provided management services.
  Education experience - Mr. Wert holds a Bachelor of Science degree from University of Wisconsin, Madison (1991), an MBA from the Carlson School of Management (1997) and a Juris Doctorate from the University of Minnesota Law School (1997).

James Moe has been the chief financial officer of Black Ridge since March 14, 2011. Mr. Moe had previously been the chief financial officer of Northern Contours Inc., a multi-state manufacturing company located in Mendota Heights, Minnesota specializing in cabinet doors and work surfaces, since August 2005. From January 2004 to August 2005, he was the chief financial officer of Trimodal Inc., a trucking and container handling company located in Bloomington, Minnesota, which operated in seven cities in the Midwest and East Coast. From April 2000 to December 2003, Mr. Moe was the corporate controller of Simondelivers.com, a venture capital backed start-up company located in Golden Valley, Minnesota providing home delivery of groceries ordered over the internet. From October 1994 to April 2000, he was the corporate controller of Recovery Engineering Inc., a high growth publicly traded manufacturer and distributor of small-scale water filters located in Brooklyn Park, Minnesota. From November 1989 to October 1994, Mr. Moe was the controller of Standard Iron and Wire Works, a privately held multi-division metal fabricator operating three plants in Minnesota. Upon graduating from the University of Minnesota with a Bachelor of Science degree in accounting in 1985, Mr. Moe worked as a senior accountant until November 1989 for Boulay, Heutmaker, Zibell & Company.

Mr. Moe’s qualifications:

  Leadership experience – Mr. Moe has been our chief financial officer since March 14, 2011, chief financial officer of Northern Contours Inc. (2005 to 2011), and chief financial officer of Trimodal Inc. (2004 to 2005).
  Industry experience - Mr. Moe has been our chief financial officer since March 14, 2011 and has served as a chief financial officer for businesses in other industries. Black Ridge is the first oil and gas company for which Mr. Moe has provided management services.
  Education experience - Mr. Moe holds a bachelor of science degree in accounting from the University of Minnesota (1985).

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Bradley Berman has been a director of Black Ridge since our inception and our chairman since November 12, 2012. He was our chief executive officer from November 12, 2010 to November 9, 2011, our chief financial officer between November 12, 2010 and November 15, 2010, and our corporate secretary from November 12, 2010 to February 22, 2011. Mr. Berman is the president of King Show Games, Inc., a company he founded in 1998. Mr. Berman has worked in various capacities in casino gaming from 1992 to 2004 for Grand Casinos, Inc. and then Lakes Entertainment, Inc., achieving the position of Vice President of Gaming, after which he assumed a lesser role in that company. Mr. Berman was a director of Voyager Oil and Gas, Inc. (formerly Ante4 and WPT) from August 2004 to November 2010.

Mr. Berman’s qualifications:

  Leadership experience – Mr. Berman has been our chairman since November 12, 2010 and was our chief executive officer from November 12, 2010 to November 9, 2011 and he is the founder and president of King Show Games, Inc.
  Finance experience – Mr. Berman is the founder and president of King Show Games, Inc.
  Industry experience – Mr. Berman was a director of Voyager Oil & Gas, Inc. until November 2010.
  Education experience - Mr. Berman attended Mankato State University in Minnesota and University of Nevada at Las Vegas in Nevada concentrating in business and computer science.

Morris Goldfarb has been a director of Black Ridge Oil since November 12, 2010, and a member of our audit committee and compensation committee since February 22, 2011. He is chairman of the board and chief executive officer of G-III Apparel Group, Ltd., and has served as an executive officer and a director of G-III and its predecessors since the formation of the company in 1974. G-III is a leading designer, manufacturer, and distributor of men’s and women’s apparel, handbags and luggage, with annual sales in excess of $1 billion. Mr. Goldfarb was also a member of the board of directors of Lakes Entertainment, Inc. from June 1998 until March 2010, and Panasia Bank, the first Korean-American commercial bank in New Jersey, from 1993 to 2000. Mr. Goldfarb also holds the following positions:

  Honorary Overseer on the Board of Overseers of the Benjamin N. Cardozo School of Law.
  Board of directors of The Educational Foundation for the Fashion Industries, Fashion Institute of Technology.
  Board of directors of RLJ Acquisition, Inc.
  Board of directors of Christopher and Banks Corporation.

Mr. Goldfarb’s qualifications:

  Leadership experience – Mr. Goldfarb is currently the chairman of the board and chief executive officer of G-III Apparel Group, Ltd. and president and director of the Leather Apparel Association.
  Industry experience - Mr. Goldfarb has participated as an independent director in several firms and organizations in a variety of other industries.
  Education experience - Mr. Goldfarb holds Bachelor of Science degree in marketing from Long Island University in New York.

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Benjamin S. Oehler has been a director of Black Ridge since November 16, 2010, and chairman of our audit committee and compensation committee since February 22, 2011. Mr. Oehler is the president and founder of Bashaw Group, Inc., which he founded in 2007. Bashaw Group advises business owners with regard to strategic planning, owner governance and education, business continuity, legacy, philanthropy and liquidity. Prior to founding Bashaw Group, Mr. Oehler was from 1999 to 2007 the president and chief executive officer of Waycrosse, Inc., a financial advisory firm for the family owners of Cargill Incorporated. While at Waycrosse, Mr. Oehler was the primary advisor to the five family members who were serving on the Cargill Incorporated board of directors from 1999 to 2006. Mr. Oehler played a key role in two major growth initiatives for Cargill: the merger of Cargill’s fertilizer business into a public company which is now Mosaic, Inc., and the transformation of Cargill’s proprietary financial markets trading group into two major investment management companies: Black River Asset Management, LLC and CarVal Investors, LLC. An investment banker for 20 years, Mr. Oehler’s transaction experience includes public offerings and private placements of debt and equity securities, mergers and acquisitions, fairness opinions and valuations of private companies. Prior to joining Waycrosse, Mr. Oehler was an investment banker for Piper Jaffray. By the time he left Piper Jaffray in 1999, he was group head for Piper’s Industrial Growth Team. He has also played a leadership role in a number of corporate buy-outs and venture stage companies, served on corporate and non-profit boards of directors, and has been involved in the creation and oversight of foundations and charitable organizations, as well as U.S. trusts and off shore entities.

Mr. Oehler has been a board member and founder of many non-profit organizations including the Minnesota Zoological Society, Minnesota Landscape Arboretum, The Lake Country Land School, Greencastle Tropical Study Center, Park Nicollet Institute, Afton Historical Society Press, United Theological Seminary and University of Minnesota Investment Advisor, Inc. He has been a director of Waycrosse, Inc., WayTrust Inc, Dain Equity Partners, Inc., Time Management, Inc., BioNIR, Inc. and Agricultural Solutions, Inc. In September 2007, Mr. Oehler completed the Stanford University Law School Directors Forum, a three-day update on key issues facing corporate directors presented by the Stanford Business School and Stanford Law School. From 1984 through 1999, Mr. Oehler was registered with the National Association of Securities Dealers (“NASD”) as a financial principal. Mr. Oehler is a graduate of the University of Minnesota College of Liberal Arts and has completed all course work at the University of Minnesota Business School with a concentration in finance.

Mr. Oehler’s qualifications:

  Leadership experience – Mr. Oehler is the president and founder of Bashaw Group, Inc. (2007 to present), was the president and chief executive officer of Waycrosse, Inc. (1997 to 2007). He served as an investment banker for Piper Jaffray until 1999, achieving the position of group head of its Industrial Growth Team.
  Industry experience – Mr. Oehler has been a director of Waycrosse, Inc., WayTrust Inc, Dain Equity Partners, Inc., Time Management, Inc., BioNIR, Inc. and Agricultural Solutions, Inc.
  Education experience - Mr. Oehler is a graduate of the University of Minnesota College of Liberal Arts.

Joseph Lahti was appointed as a director of the Company to fill a newly-created directorship seat on August 31, 2012. As Mr. Lahti’s appointment was subsequent to the stockholder written consent that was taken on August 23, 2012, Mr. Lahti will stand for re-election at the Company’s next annual meeting. Mr. Lahti is a Minneapolis native and leader in numerous Minnesota business and community organizations. As principal of JL Holdings since 1989, Mr. Lahti has provided funding and management leadership to several early-stage or distressed companies. From 1993 to 2002, he held the positions of chief operating officer, president, chief executive officer and chairman at Shuffle Master, Inc., a company that provides innovative products to the gaming industry. Mr. Lahti currently serves as Chairman of the Board of PokerTek, Inc., a publicly traded company, and he is also an independent director of AFAM/Innealta. Within the past five years Mr. Lahti served on the board of directors of Zomax Inc. and Voyager Oil & Gas, Inc., and more than five years ago Mr. Lahti served as the chairman of the board of directors of Shuffle Master, Inc. Through his public company Board experience, he has participated on, and chaired, both Audit and Compensation Committees.

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Mr. Lahti’s qualifications:

  Leadership experience – Mr. Lahti is a principal of JL Holdings (1980 to present). Mr. Lahti currently serves as Chairman of the Board of PokerTek, Inc., a publicly traded company.
  Industry experience - Mr. Lahti has participated as an independent director in several public companies in a variety of other industries, including serving as an independent director of Voyager Oil & Gas, Inc. and serving as the compensation committee chair for Voyager Oil & Gas, Inc. and Poker Tek, Inc. and compensation committee member of Zomax Inc. and several private companies.
  Education experience - Mr. Lahti holds Bachelor of Arts degree in economics from Harvard University.

No director is required to make any specific amount or percentage of his business time available to us. Each of our officers intends to devote such amount of his or her time to our affairs as is required or deemed appropriate.

CORPORATE GOVERNANCE

Director Selection Process

The Company does not have a standing nominating committee, but rather the Board of Directors as a whole considers director nominees. The Board of Directors has determined this is appropriate given the size of the Board of Directors and the Company’s current size. The Board will consider candidates suggested by its members, other directors, senior management and stockholders in anticipation of upcoming elections and actual or expected board vacancies. The Board of Directors has not adopted a formal diversity policy or established specific minimum criteria or qualifications because from time to time the needs of the Board and the Company may change. All candidates, including those recommended by stockholders, are evaluated on the same basis in light of the entirety of their credentials and the needs of the Board of Directors and the Company. Of particular importance is the candidate’s wisdom, integrity, ability to make independent analytical inquiries, understanding of the business environment in which the Company operates, as well as his or her potential contribution to the diversity of the Board of Directors and his or her willingness to devote adequate time to fulfill his or her duties as a director. The Board of Directors will consider director candidates recommended by the Company’s stockholders. Stockholders may recommend director candidates by contacting the Chairman of the Board as provided under the heading “Communications with the Board of Directors.” The Company did not employ a search firm or pay fees to other third parties in connection with seeking or evaluating board nominee candidates.

Board and Committee Meetings

During the year ended December 31, 2011, the Board of Directors held four meetings, the Audit Committee held five meetings, and the Compensation Committee held two meetings. Each of our elected Directors attended at least 75% of all meetings of the Board of Directors and the committees on which he served during the year.

Annual Meeting Attendance

The Company did not hold an annual meeting of stockholders in 2011. If the Company holds an annual meeting of stockholders in the future, the Board of Directors will encourage Directors to attend such annual meeting.

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Board Leadership Structure

Our Board of Directors has no formal policy with respect to separation of the positions of Chairman and Chief Executive Officer or with respect to whether the Chairman should be a member of management or an independent director, and believes that these are matters that should be discussed and determined by the Board from time to time based on the position and direction of the Company and the membership of the Board. The Board has determined that having Bradley Berman, although not considered independent due to his former role as Chief Executive Officer, serve as Chairman is in the best interest of the Company’s stockholders at this time due to his extensive knowledge of the Company. Further, the separation of the Chairman and Chief Executive Officer positions allows the Chief Executive Officer to focus on the management of the Company’s day-to-day operations.

Risk Management

Our Board of Directors believes that risk management is an important component of the Company’s corporate strategy. The Board, as a whole, oversees our risk management process, and discusses and reviews with management major policies with respect to risk assessment and risk management. The Board is regularly informed through its interactions with management and committee reports about risks we currently face, as well as the most likely areas of future risk, in the course of our business including economic, financial, operational, legal and regulatory risks.

Communications with the Board of Directors

Stockholders and other interested persons seeking to communicate directly with the Board of Directors, the independent directors as a group or any of the Audit or Compensation Committees of the Board of Directors, should submit their written comments c/o Corporate Secretary at our principal executive offices at 10275 Wayzata Boulevard, Suite 310, Minnetonka MN 55305 and should indicate in the address whether the communication is intended for the Chairman of the Board, the Independent Directors or a Committee Chair. The Chairman of the Board will review any such communication at the next regularly scheduled Board of Directors meeting unless, in his or her judgment, earlier communication to the Board of Directors is warranted.

At the direction of the Board of Directors, we reserve the right to screen all materials sent to its directors for potential security risks, harassment purposes or routine solicitations.

Code of Ethics

Our Board of Directors has adopted a Code of Ethics for Senior Financial Officers which applies to our directors, Chief Executive Officer, Chief Financial Officer and other Company employees who perform similar functions.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of a registered class of the Company’s securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Directors, executive officers and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To our knowledge, based solely on the review of the copies of these forms furnished to us and representations that no other reports were required, the Company believes the following forms required to be filed under Section 16 of the Exchange Act for the year ended December 31, 2011 have not been filed timely:

  One Form 4 for Mr. Morris Goldfarb filed on July 19, 2011.
  One Form 3 for Mr. James Moe filed on November 10, 2011.
  One Form 3 for Irish Oil & Gas Inc. filed on May 20, 2011.
  One Form 3 for Twin Cities Technical, LLC filed on May 20, 2011.

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COMPENSATION OVERVIEW

We currently qualify as a “smaller reporting company” as such term is defined in Rule 405 of the Securities Act and Item 10 of Regulation S-K. Accordingly, and in accordance with relevant SEC rules and guidance, we have elected, with respect to the disclosures required by Item 402 (Executive Compensation) of Regulation S-K, to comply with the disclosure requirements applicable to smaller reporting companies. The following Compensation Overview is not comparable to the Compensation Discussion and Analysis” that is required of SEC reporting companies that are not smaller reporting companies.

The following Compensation Overview describes the material elements of compensation for our executive officers identified in the Summary Compensation Table (“Named Executive Officers”), and executive officers that we may hire in the future. As more fully described below, our board’s compensation committee reviews and recommends policies, practices, and procedures relating to the total direct compensation of our executive officers, including the Named Executive Officers, and the establishment and administration of certain of our employee benefit plans to our board of directors.

Compensation Program Objectives and Rewards

Our compensation philosophy is based on the premise of attracting, retaining, and motivating exceptional leaders, setting high goals, working toward the common objectives of meeting the expectations of customers and stockholders, and rewarding outstanding performance. Following this philosophy, we consider all relevant factors in determining executive compensation, including the competition for talent, our desire to link pay with performance, the use of equity to align executive interests with those of our stockholders, individual contributions, teamwork, and each executive’s total compensation package. We strive to accomplish these objectives by compensating all executives with compensation packages consisting of a combination of competitive base salary and incentive compensation.

The compensation received by our Named Executive Officers is based primarily on the levels at which we can afford to retain them and their responsibilities and individual contributions. Our compensation policy also reflects our strategy of minimizing general and administration expenses and utilizing independent professional consultants. Our compensation committee and board of directors apply the compensation philosophy and policies described below to determine the compensation of Named Executive Officers.

The primary purpose of the compensation and benefits we consider is to attract, retain, and motivate highly talented individuals who will engage in the behavior necessary to enable us to succeed in our mission, while upholding our values in a highly competitive marketplace. Different elements are designed to engender different behaviors, and the actual incentive amounts which may be awarded to each Named Executive Officer are subject to the annual review of our compensation committee who will make recommendations regarding compensation to our board of directors. The following is a brief description of the key elements of our planned executive compensation structure.

•	Base salary and benefits are designed to attract and retain employees over time.
•	Incentive compensation awards are designed to focus employees on the business objectives for a particular year.
•	Equity incentive awards, such as stock options and non-vested stock, focus executives’ efforts on the behaviors within the recipients’ control that they believe are designed to ensure our long-term success as reflected in increases to our stock prices over a period of several years, growth in our profitability and other elements.
•	Severance and change in control plans are designed to facilitate a company’s ability to attract and retain executives as we compete for talented employees in a marketplace where such protections are commonly offered. We currently have not given separation benefits to any of our Name Executive Officers.

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Benchmarking

We have not yet adopted benchmarking but may do so in the future. When making compensation decisions, our compensation committee and board of directors may compare each element of compensation paid to our Named Executive Officers against a report showing comparable compensation metrics from a group that includes both publicly-traded and privately-held companies. Our board believes that while such peer group benchmarks are a point of reference for measurement, they are not necessarily a determining factor in setting executive compensation. Each executive officer’s compensation relative to the benchmark varies based on the scope of responsibility and time in the position. We have not yet formally established our peer group for this purpose.

The Elements of Black Ridge’s Compensation Program

Base Salary

Executive officer base salaries are based on job responsibilities and individual contribution. Our compensation committee and board of directors review the base salaries of our executive officers, including our Named Executive Officers, considering factors such as corporate progress toward achieving objectives (without reference to any specific performance-related targets) and individual performance experience and expertise. None of our Named Executive Officers have employment agreements with us. Additional factors reviewed by our compensation committee and board of directors in determining appropriate base salary levels and raises include subjective factors related to corporate and individual performance. For the year ended December 31, 2011, all executive officer base salary decisions were approved by the board of directors.

Our compensation committee determines and then recommends to the whole board base salaries for the Named Executive Officers at the beginning of each fiscal year. The compensation committee proposes new base salary amounts, if appropriate, based on its evaluation of individual performance and expected future contributions. The board of directors then approves base salary amounts for the fiscal year. We do not have a 401(k) Plan, but if we adopt one in the future, base salary would be the only element of compensation that would be used in determining the amount of contributions permitted under the 401(k) Plan.

Incentive Compensation Awards

Our compensation committee has not yet recommended a formal compensation policy for the determination of bonuses. If our revenue grows and bonuses become affordable and justifiable, we expect to use among other considerations and factors, the following parameters in justifying and quantifying bonuses for our Named Executive Officers and other officers of Black Ridge: (1) the growth in our revenue, (2) the growth in our earnings before interest, taxes, depreciation and amortization, as adjusted (“EBITDA”), and (3) our stock price. The board has not adopted specific performance goals and target bonus amounts, but may do so in the future.

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Equity Incentive Awards

Effective June 10, 2010, as amended on February 22, 2011 and March 2, 2012, our board of directors adopted the Amended and Restated Black Ridge 2012 Stock Incentive Plan under which a total of 7,500,000 shares of our common stock have been reserved for issuance as restricted stock or pursuant to the grant and exercise of stock options. Our 2012 Stock Incentive Plan has been approved by the holders of a majority of our outstanding shares, subject to the completion of our compliance with applicable securities laws and regulations relating to notice and disclosure. We believe equity incentive awards motivate our employees to work to improve our business and stock price performance, thereby further linking the interests of our senior management and our stockholders. The board considers several factors in determining whether awards are granted to an executive officer, including those previously described, as well as the executive’s position, his or her performance and responsibilities, and the amount of options or other awards, if any, currently held by the officer and their vesting schedule. Our policy prohibits backdating options or granting them retroactively.

Benefits and Perquisites

At this stage of our business we have limited benefits and no perquisites for our employees other than health insurance and vacation benefits that are generally comparable to those offered by other small private and public companies or as may be required by applicable state employment laws. We do not have a 401(k) Plan or any other retirement plan for our Named Executive Officers. We may adopt these plans and confer other fringe benefits for our executive officers in the future.

Separation and Change in Control Arrangements

We do not have any employment agreements with our Named Executive Officers or any other executive officer or employee of Black Ridge. None of them are eligible for specific benefits or payments if their employment or engagement terminates in a separation or if there is a change of control.

Executive Officer Compensation

The following table sets forth the total compensation paid in all forms to the executive officers of Black Ridge during the periods indicated:

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Option Awards	Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total

Kenneth T. DeCubellis,	2011	$29,167	$-0-	$745,587	$-0-	$-0-	$-0-	$774,754
Chief Executive Officer	2010	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-

Bradley Berman, Former	2011	$45,833	$-0-	$-0-	$-0-	$-0-	$-0-	$45,833
Chief Executive Officer (1)	2010	$6,250	$-0-	$864,658	$-0-	$-0-	$-0-	$870,908

Joshua Wert,	2011	$150,833	$-0-	$97,781	$-0-	$-0-	$-0-	$248,614
Chief Operating Officer(2)	2010	$7,661	$-0-	$407,870	$-0-	$-0-	$-0-	$415,531

James Moe,	2011	$109,449	$-0-	$830,109	$-0-	$-0-	$-0-	$939,558
Chief Financial Officer	2010	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-

(1)	Effective November 9, 2011, Mr. Berman voluntarily resigned as the chief executive officer of Black Ridge, but continues to serve as our chairman of the board of directors.

(2)	Joshua Wert was also our interim chief financial officer from November 15, 2010 to March 14, 2011.

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Employment Agreements

We have not entered into any employment agreements with our executive officers to date. We may enter into employment agreements with them in the future.

Outstanding Equity Awards

The following table sets forth information with respect to unexercised stock options, stock that has not vested, and equity incentive plan awards held by our executive officers at December 31, 2011.

Outstanding Option Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised # of Options Exercisable	Number of Securities Underlying Unexercised # of Options Unexercisable	Option Exercise Price	Option Expiration Date
Kenneth T. DeCubellis, Chief Executive Officer	-0-	1,000,000	$1.00	October 25, 2021

Bradley Berman, Former Chief	-0-	100,000	$0.30	April 25, 2020
Executive Officer(1)	333,333	666,667	$1.00	November 11, 2020

Joshua Wert, Chief Operating Officer(2)	166,667	333,333	$1.00	November 14, 2020
	-0-	133,000	$1.00	November 1, 2021

James Moe, Chief Financial Officer	166,667	333,333	$1.65	February 21, 2021
	-0-	200,000	$1.00	November 1, 2021

(1)	Effective November 9, 2011, Mr. Berman voluntarily resigned as the chief executive officer of Black Ridge, but continues to serve as our chairman of the board of directors.

(2)	Joshua Wert was also our interim chief financial officer from November 15, 2010 to March 14, 2011.

Option Exercises and Stock Vested

Our former chief executive officer, Bradley Berman exercised a total of 24,000 fully vested common stock options on May 18, 2011 at various exercise prices between $0.05 and $0.51 per share in exchange for total proceeds of $7,800. None of our executive officers exercised any stock options or acquired stock through vesting of an equity award during the year ended December 31, 2010.

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Director Compensation

The following table summarizes the compensation paid or accrued by us to our directors for the year ended December 31, 2011.

Name	Fees Earned or Paid in Cash	Stock Award	Option Awards	Non-Equity Incentive Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All other Compensations	Total

Morris Goldfarb	$-0-	$-0-	$73,519(1)	$-0-	$-0-	$-0-	$73,519

Benjamin Oehler	$-0-	$-0-	$73,519(2)	$-0-	$-0-	$-0-	$73,519

(1)	Effective November 2, 2011, we granted to Mr. Goldfarb options to purchase up to 100,000 shares of our common stock at an exercise price of $1.00 per share, exercisable until November 1, 2021, vesting in five equal annual installments beginning on the one year anniversary of the grant date. The value of these option awards was calculated utilizing the Black-Scholes Pricing Model.

(2)	Effective November 2, 2011, we granted to Mr. Oehler options to purchase up to 100,000 shares of our common stock at an exercise price of $1.00 per share, exercisable until November 1, 2021, vesting in five equal annual installments beginning on the one year anniversary of the grant date. The value of these option awards was calculated utilizing the Black-Scholes Pricing Model.

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ACTION TWO – REINCORPORATION IN NEVADA

GENERAL QUESTIONS AND ANSWERS ABOUT THE REINCORPORATION

Why is the Company electing to reincorporate from Delaware to Nevada?

The Board believes that the Company’s reincorporation in Nevada will present substantial cost savings to the Company by lowering its annual franchise tax costs. See “Reincorporation Under the Laws of Nevada—Principal Reasons for the Reincorporation” for further detail.

Will the Company change its name as a result of the Reincorporation?

No. The Company will retain the name “Black Ridge Oil & Gas, Inc.” but will be incorporated under the laws of the State of Nevada.

Will the Reincorporation change the business of the Company?

No. The Reincorporation will not change the current business of the Company. The principal executive offices will remain located at 10275 Wayzata Blvd. Suite 310, Minnetonka, Minnesota 55305. Only the Company’s state of incorporation will change.

Will the Company have the same directors and executive officers that the Company currently has following the Reincorporation?

Yes. The executive officers and members of the Board will not change as a result of the Reincorporation.

What are the principal terms of the Reincorporation?

•	The Company will merge with and into a newly formed wholly-owned subsidiary, Black Ridge Oil & Gas Nevada, Inc., a Nevada Corporation (“BROG Nevada”), with BROG Nevada as the surviving corporation, pursuant to a merger agreement a copy of which is attached hereto as Appendix A (the “Merger Agreement”);

•	The separate corporate existence of the Company in Delaware will cease upon the effectiveness of the merger;

•	The name of the surviving corporation will be Black Ridge Oil & Gas, Inc.;

•	The business of the Company will continue unaffected and unimpaired by the Reincorporation;

•	Each outstanding share of Common Stock will automatically be converted into one share of BROG Nevada common stock;

•	All outstanding options and warrants to purchase shares of the Company’s common stock will be automatically converted into comparable options and warrants to purchase shares of BROG Nevada common stock;

•	We will be governed by new articles of incorporation under Nevada law in the form attached as Appendix B, which reflect the increase in authorized shares of common stock of the Company to 500,000,000 as previously approved by the Company’s shareholders;

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•	We will adopt new bylaws under Nevada law in the form attached as Appendix C;

•	Upon completion of the reincorporation, the authorized capital stock of BROG Nevada will consist of 500,000,000 shares of common stock, $0.001 par value and 20,000,000 shares of preferred stock, which reflects the increase in the authorized number of shares of common stock previously approved by the Company’s shareholders. Our common stock is currently quoted on the Over-the-Counter Bulletin;

•	The existing holders of Common Stock will own all of the outstanding shares of BROG Nevada common stock and no change in ownership will result from the Reincorporation; and

•	The directors and executive officers of the Company will be the directors and executive officers of BROG Nevada.

When is the Reincorporation expected to be completed?

The Company expects that the Reincorporation will close 20 to 30 days following the date this Information Statement is mailed to the Company’s stockholders. However, the consummation of the Reincorporation may be deferred for a reasonable time by action of our Board of Directors at any time prior to the effective time of the Reincorporation. A press release will be issued by the Company when the Reincorporation becomes effective. The Company’s stockholders will not be individually notified through a separate mailing that the Reincorporation has become effective.

Does the Reincorporation affect my ownership or percent of ownership in the Company?

No. Upon consummation of the Reincorporation, each outstanding share of Common Stock will automatically be converted into one share of common stock of the surviving corporation in the Reincorporation, BROG Nevada, the shares of BROG Nevada common stock held by the Company will be cancelled, and no additional shares will be issued in the merger. Therefore, the number of shares and the percentage of ownership you hold in the Company will not be changed by virtue of the Reincorporation.

Will the common stock of BROG Nevada be publicly traded?

Yes. The Common Stock is currently listed on the Over the Counter Bulletin Board for trading under the symbol “ANFC.” After the Reincorporation, BROG Nevada’s common stock will be listed on the Over the Counter Bulletin Board for trading under the Company’s current symbol “ANFC.”

REINCORPORATION UNDER THE LAWS OF NEVADA

Background and Mechanics of Reincorporation

The Board believes that it is in the best interests of the Company and its stockholders to change the Company’s state of incorporation from Delaware to Nevada. The Board and the requisite number of the Company’s stockholders have approved the Reincorporation, which will be effected pursuant to the Merger Agreement, a copy of which is attached hereto as Appendix A. Under the Merger Agreement, you will become a stockholder of BROG Nevada. BROG Nevada will continue to operate the Company’s business.

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Pursuant to the Merger Agreement, each outstanding share of Common Stock will automatically be converted into one share of BROG Nevada’s common stock, par value $0.001 per share. The name of the Nevada corporation, which will be the successor to the Company, will be Black Ridge Oil & Gas, Inc. It is anticipated that the merger will become effective approximately 20 to 30 days following the mailing of this Information Statement by the filing of a Certificate of Merger with the Secretary of State of Delaware and Articles of Merger with the Secretary of State of Nevada (the “Effective Date”). However, the consummation of the Reincorporation may be deferred for a reasonable time by action of our Board of Directors at any time prior to the Effective Date. A press release will be issued by the Company when the Reincorporation becomes effective. The Company’s stockholders will not be individually notified through a separate mailing that the Reincorporation has become effective.

IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING SHARE CERTIFICATES FOR STOCK CERTIFICATES OF BROG NEVADA. HOWEVER, STOCKHOLDERS MAY EXCHANGE THEIR CERTIFICATES IF THEY SO CHOOSE BY SENDING THE CERTIFICATES TO THE COMPANY’S TRANSFER AGENT. THE COMPANY’S TRANSFER AGENT FOR THE COMMON STOCK IS EMPIRE STOCK TRANSFER, INC., 1859 WHITNEY MESA DR., HENDERSON, MN 89014.

Approval of the Reincorporation required the affirmative vote of the majority of the outstanding shares of the Common Stock on the record date of 47,979,990. Holders of 24,145,821 shares of Common Stock, which represents a majority of the outstanding shares of Common Stock, approved the Reincorporation on the record date.

The discussion below is qualified in its entirety by reference to the Merger Agreement, the articles of incorporation of BROG Nevada and the bylaws of BROG Nevada, copies of which are attached hereto as Appendices A, B and C, respectively.

Principal Reason for the Reincorporation

The Board believes that the Company’s reincorporation in Nevada will provide substantial cost savings. Each corporation organized under the laws of the State of Nevada, regardless of such corporation’s capitalization or whether it transacts business in Nevada, is required to pay an annual flat fee of $200 to obtain a business license. Nevada imposes no franchise tax or similar fee on Nevada corporations. In contrast, Delaware requires corporations to pay annual franchise taxes based on a formula involving the number of authorized shares, or the value of a corporation’s assets, whichever would result in a lesser tax. In 2012, we estimate that a full year of tax for the Company would have been $25,900 and estimate that this amount would increase in 2013 based on an increase in the number of the Company’s authorized shares to over $111,650.

Potential Disadvantages of the Reincorporation

A potential disadvantage of reincorporating from Delaware to Nevada is that Delaware for many years has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the governing and effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders’ rights to challenge them.

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Differences between Nevada and Delaware law.

The rights of the Company’s stockholders are currently governed by Delaware law and the Company’s certificate of incorporation and bylaws. The Merger Agreement provides that, at the effective time of the merger, the former stockholders of the Company will become stockholders of BROG Nevada. Accordingly, after the effective time of the merger, your rights as a stockholder will be governed by Nevada law and the articles of incorporation and bylaws of BROG Nevada. The statutory corporate laws of the State of Nevada, as governed by the Nevada Revised Statutes, are similar in many respects to those of Delaware, as governed by the Delaware General Corporation Law. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the corporation, if the Reincorporation is consummated. The following are summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of BROG Nevada following the Reincorporation.

The following discussion is a summary. It does not give you a complete description of the differences that may affect you. You should also refer to the Nevada Revised Statutes, as well as the forms of the articles of incorporation and the bylaws of BROG Nevada, which are attached as Appendices B and C, respectively, to this information statement, and which will come into effect concurrently with the effectiveness of the Reincorporation as provided in the Merger Agreement. In this section, we use the term “charter” to describe either the certificate of incorporation under Delaware law or the articles of incorporation under Nevada law.

General. As discussed above under “Potential Disadvantages of the Reincorporation,” Delaware for many years has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the governing and effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to regulation of corporate affairs and transactions and stockholders’ rights to challenge them.

Removal of Directors. Under Delaware law, directors of a corporation without a classified board may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors, but directors of a corporation with a classified board may only be removed for cause. Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

Limitation on Personal Liability of Directors. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. By contrast, Nevada law provides by default a broader exclusion of liability of both officers and directors to the Company and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from acts or omissions which involve intentional misconduct, fraud or a knowing violation of law. Nevada law, with respect to the elimination of liability for directors and officers, also explicitly applies to liabilities owed to creditors of the corporation.

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Action by Written Consent of Directors. Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if ALL members of the board or committee, as the case may be, consent to the action in writing.

Actions by Written Consent of Stockholders. Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote consent to the action in writing. Delaware law requires a corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Nevada law does not require notice to the stockholders of action taken by less than all of the stockholders.

Dividends, Distributions and Redemptions. Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders. The articles of incorporation of BROG Nevada specifically permit such distributions.

Restrictions on Business Combinations. Both Delaware and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation that is listed on a national securities exchange or held of record by more than 2,000 stockholders is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time the stockholder became an interested stockholder, unless: (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least two-thirds of the corporation’s outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder. Delaware law defines an “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock. Nevada law regulates business combinations more stringently. Nevada law defines an interested stockholder as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. In addition, combinations with an interested stockholder remain prohibited for two years after the person became an interested stockholder unless (i) the transaction by which the person first became an interested stockholder is approved by the board before the person first became an interested stockholder, or (ii) the combination is approved by the board and at least 60 percent of the outstanding voting power not beneficially owned by the interested stockholder, the affiliates of the interested stockholder, or associates of the interested stockholder. As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.

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Special Meetings of the Stockholders. Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. Nevada law permits special meetings of stockholders to be called by the entire board of directors, any two directors, or the President, unless the articles of incorporation or bylaws provide otherwise.

Special Meetings Pursuant to Petition of Stockholders. Delaware law provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold a special meeting for the election of directors or there is no written consent to elect directors instead of a special meeting for a period of 30 days after the date designated for the special meeting or, if there is no date designated, within 13 months after the last special meeting. Under Nevada law, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The reincorporation may make it more difficult for our stockholders to require that a special meeting be held without the consent of the Board of Directors.

Adjournment of Stockholder Meetings. Under Delaware law, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. Under Nevada law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies. Under Delaware law, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. Nevada law also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

Stockholder Vote for Mergers and Other Corporate Reorganizations. Delaware law requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. A Nevada corporation may provide in its articles of incorporation that the corporation may sell, lease or exchange all or substantially all of its assets upon approval by the board of directors without the requirement of stockholder approval. BROG Nevada’s articles of incorporation do not contain this provision and therefore stockholder approval would be required to sell, lease or exchange all or substantially all of its assets.

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Increasing or Decreasing Authorized Shares. Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in the class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any such class or series of the corporation’s shares without a vote of the stockholders, so long as the action taken does not change or alter any right or preference of the stockholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law contains no such similar provision.

Certain Federal Income Tax Consequences

The following is a discussion of the material federal income tax consequences to holders of Common Stock who receive BROG Nevada common stock in exchange for their shares of Common Stock as a result of the Reincorporation. This discussion is based on existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing Treasury regulations and current administrative rulings and court decisions, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences as described herein.

This summary is for general information purposes only and does not purport to address all the federal income tax considerations that may be relevant to particular stockholders of the Company in light of their particular circumstances or who are subject to special treatment under the federal income tax laws. Factors that could alter the tax consequences of the Reincorporation to you include: if you are a dealer in securities, a financial institution, mutual fund, regulated investment company, real estate investment trust, insurance company, or tax-exempt entity; if you are subject to the alternative minimum tax; if you hold your Common Stock as part of an integrated investment such as a hedge or as part of a hedging, straddle or other risk reduction strategy; if you are a non-U.S. person; if you do not hold your shares of BROG Nevada common stock as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment); or if you acquired your shares of the Common Stock in connection with stock option plans or in other compensatory transactions. In addition, no state, local, or foreign tax consequences are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL, OR FOREIGN TAX LAWS.

The Company has not requested a ruling from the Internal Revenue Service or an opinion of counsel with respect to the federal income tax consequences of the Reincorporation under the Code. The Company believes, however, that: (i) the Reincorporation will constitute a tax-free reorganization under Section 368(a) of the Code; (ii) no gain or loss will be recognized by holders of Common Stock upon receipt of common stock of BROG Nevada pursuant to the Reincorporation; (iii) the aggregate tax basis of the common stock of BROG Nevada received by each stockholder will be the same as the aggregate tax basis of the Common Stock held by such stockholder as a capital asset at the time of the Reincorporation; and (iv) the holding period of the common stock of BROG Nevada received by each stockholder of the Company will include the period for which such stockholder held the Common Stock surrendered in exchange therefor.

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Accounting Consequences

We believe that there will be no material accounting consequences for us resulting from the Reincorporation.

Regulatory Approval

To our knowledge, the only required regulatory or governmental approval or filings necessary in connection with the consummation of the Reincorporation would be (i) the filings of the Certificate of Merger with the Secretary of State of the State of Delaware and the Articles of Merger with the Secretary of State of the State of Nevada; and (ii) the necessary securities filings with the SEC and FINRA.

Dissenters’ Rights of Appraisal

The discussion of the provisions set forth below is not a complete summary regarding your appraisal rights under Delaware law and is qualified in its entirety by reference to Section 262 of the DGCL which is attached to this information statement as Appendix D. Stockholders intending to exercise appraisal rights should carefully review Appendix D in its entirety. All references in Section 262 and this summary to “stockholder” are to the record holder of the shares of our Common Stock. Failure to follow precisely any of the statutory procedures set forth in Section 262 of the DGCL may result in a termination or waiver of these rights.

If you comply with the applicable statutory procedures of Section 262 of the DGCL, you may be entitled to appraisal rights under Section 262 of the DGCL. In order to properly demand and perfect appraisal rights, a record holder of our Common Stock must follow the statutory procedures pursuant to Section 262 of the DGCL required to be followed by a stockholder in order to demand and perfect appraisal rights.

Under the DGCL, holders of our Common Stock who follow the procedures set forth in Section 262 of the DGCL will be entitled to have their shares appraised by the Court of Chancery of the State of Delaware, or the Delaware Court of Chancery, and to receive payment in cash of the “fair value” of those shares, exclusive of any element of value arising from the accomplishment or expectation of the Reincorporation.

Under Section 262 of the DGCL, where a merger agreement relating to a proposed merger is adopted by stockholders acting by written consent in lieu of a meeting of the stockholders, the corporation must notify each of its stockholders who was a stockholder on the record date fixed in advance by the corporation (which record date shall not be more than 10 days prior to the date the notice is given) with respect to such shares for which appraisal rights are available, that appraisal rights are so available, and must include in each such notice a copy of Section 262 of the DGCL. This information statement constitutes such notice to the holders of our Common Stock and Section 262 of the DGCL is attached to this information statement as Appendix D. Any stockholder who wishes to exercise such appraisal rights or who wishes to preserve his, her or its right to do so should review the following discussion and Appendix D carefully, because failure to timely and properly comply with the procedures specified in Section 262 will result in the loss of appraisal rights under the DGCL.

Holders of our Common Stock who desire to exercise their appraisal rights must deliver to Black Ridge Oil & Gas a written demand for appraisal of their shares of our Common Stock no later than 20 calendar days after the date of mailing of the notice of written consent and appraisal rights and this information statement, or September 24, 2012. A demand for appraisal will be sufficient if it reasonably informs Black Ridge Oil & Gas of the identity of the stockholder and that such stockholder intends thereby to demand appraisal of such stockholder’s shares of Common Stock. If you wish to exercise your appraisal rights you must be the record holder of such shares of our Common Stock on the date the written demand for appraisal is made and you must continue to hold such shares through the effective time of the Reincorporation. Accordingly, a stockholder who is the record holder of shares of Common Stock on the date the written demand for appraisal is made, but who thereafter transfers such shares prior to the effective time of the Reincorporation, will lose any right to appraisal in respect of such shares.

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All written demands for appraisal of shares must be mailed or delivered to: Black Ridge Oil & Gas, Inc., 10275 Wayzata Blvd, Suite 310, Minnetonka, MN 55305, Attention: Jim Moe. Only a holder of record of shares of Common Stock is entitled to demand an appraisal of the shares registered in that holder’s name. Accordingly, to be effective, a demand for appraisal by a holder of Common Stock must be made by, or in the name of, the record stockholder, fully and correctly, as the stockholder’s name appears on the stockholder’s stock certificate(s) or in the transfer agent’s records, in the case of uncertificated shares, should specify the stockholder’s mailing address and the number of shares registered in the stockholder’s name, and must state that the person intends thereby to demand appraisal of the stockholder’s shares in connection with the Reincorporation. The demand cannot be made by the beneficial owner if he or she is not the record holder of the shares of Common Stock. The beneficial holder must, in such cases, have the record owner, such as a bank, brokerage firm or other nominee, submit the required demand in respect of those shares of Common Stock. If you hold your shares of Common Stock through a bank, brokerage firm or other nominee and you wish to demand appraisal rights, you should consult with your bank, brokerage firm or the other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee.

If shares of Common Stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be made in that capacity. If the shares of Common Stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner. A record owner, such as a bank, brokerage firm or other nominee, who holds shares of Common Stock as a nominee for others, may exercise his or her right of appraisal with respect to the shares of Common Stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of Common Stock as to which appraisal is sought. Where no number of shares of Common Stock is expressly mentioned, the demand will be presumed to cover all shares of Common Stock held in the name of the record owner.

Within 10 days after the effective time of the Reincorporation, the surviving corporation in the Reincorporation must give written notice that the Reincorporation has become effective to each of Black Ridge Oil and Gas’s stockholders who properly demanded appraisal rights under Section 262 of the DGCL and has not voted in favor of or consented to the Reincorporation. At any time within 60 days after the effective time of the Reincorporation, any stockholder who has not commenced an appraisal proceeding or joined a proceeding as a named party may withdraw the demand and accept the consideration specified by the Merger Agreement for that stockholder’s shares of Common Stock by delivering to the surviving corporation a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the effective time of the Reincorporation will require written approval of the surviving corporation. Unless the demand is properly withdrawn by the stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party within 60 days after the effective date of the Reincorporation, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, with such approval conditioned upon such terms as the Court deems just. If the surviving corporation does not approve a request to withdraw a demand for appraisal when that approval is required, or, except with respect to any stockholder who withdraws such stockholder’s right to appraisal in accordance with the first clause of the immediately preceding sentence, if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding, the stockholder will be entitled to receive only the appraised value of such stockholder’s shares as determined in any such appraisal proceeding, which value could be less than, equal to or more than the consideration offered pursuant to the Merger Agreement.

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Within 120 calendar days after the effective time of the Reincorporation, but not thereafter, either the surviving corporation or any stockholder who has complied with the requirements of Section 262 and is entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares of Common Stock held by all stockholders entitled to appraisal. Upon the filing of the petition by a stockholder, service of a copy of such petition shall be made upon the surviving corporation. The surviving corporation has no obligation to file such a petition, has no present intention to file a petition and holders of Common Stock should not assume that the surviving corporation will file a petition.

Accordingly, it is the obligation of the holders of Common Stock to initiate all necessary action to perfect their appraisal rights in respect of shares of Common Stock within the time prescribed in Section 262 and the failure of a stockholder to file such a petition within the period specified in Section 262 could result in a loss of such stockholder’s appraisal rights. In addition, within 120 calendar days after the effective time of the Reincorporation, any stockholder who properly complied with the requirements of Section 262 of the DGCL will be entitled to receive from the surviving corporation, upon written request, a statement setting forth the aggregate number of shares of Common Stock not voted or consented in favor of adoption of the Merger Agreement and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. The statement must be mailed within 10 days after such written request has been received by the surviving corporation or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later. A person who is the beneficial owner of shares of Common Stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition for appraisal or request from the surviving corporation such statement.

If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to the surviving corporation, then the surviving corporation will be obligated, within 20 calendar days after receiving service of a copy of the petition, to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares of Common Stock and with whom agreements as to the value of their shares of Common Stock have not been reached. After notice to stockholders who have demanded appraisal, if such notice is ordered by the Delaware Court of Chancery, the Delaware Court of Chancery is empowered to conduct a hearing upon the petition and to determine those stockholders who have complied with Section 262 and who have become entitled to the appraisal rights provided by Section 262. The Delaware Court of Chancery may require stockholders who have demanded payment for their shares of Common Stock to submit their stock certificates to the Register in Chancery for notation of the pendency of the appraisal proceedings, and if any stockholder fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder. After determination of the stockholders entitled to appraisal of their shares of Common Stock, the Delaware Court of Chancery will appraise the shares of Common Stock, determining their fair value as of the effective time of the Reincorporation after taking into account all relevant factors exclusive of any element of value arising from the accomplishment or expectation of the Reincorporation, together with interest, if any, to be paid upon the amount determined to be the fair value. When the fair value has been determined, the Delaware Court of Chancery will direct the payment of such value upon surrender by those stockholders of the certificates representing their shares of Common Stock. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the Reincorporation through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective time of the Reincorporation and the date of payment of the judgment.

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Costs of the appraisal proceeding (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and imposed upon the surviving corporation and the stockholders participating in the appraisal proceeding by the Delaware Court of Chancery, as it deems equitable in the circumstances. Upon the application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts used in the appraisal proceeding, to be charged pro rata against the value of all shares of Common Stock entitled to appraisal. Any stockholder who demanded appraisal rights will not, after the effective time of the Reincorporation, be entitled to vote shares of Common Stock subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares of Common Stock, other than with respect to payment as of a record date prior to the effective time of the Reincorporation. If no petition for appraisal is filed within 120 calendar days after the effective time of the Reincorporation, or if the stockholder otherwise fails to perfect, successfully withdraws or loses such holder’s right to appraisal, then the right of that stockholder to appraisal will cease. A stockholder will fail to perfect, or effectively lose, the right to appraisal if no petition for appraisal is filed within 120 calendar days after the effective date of the Reincorporation. In addition, as indicated above, a stockholder may withdraw his, her or its demand for appraisal in accordance with Section 262 at any time within 60 days after the effective date of the Reincorporation (or thereafter with the written approval of Black Ridge Oil & Gas) and accept the BROG Nevada shares offered pursuant to the Merger Agreement. Once a petition for appraisal has been filed with the Delaware Court of Chancery, however, the appraisal proceeding may not be dismissed as to any stockholder of Black Ridge Oil & Gas without the approval of the court, and such approval may be conditioned upon such terms as the court deems just; provided, that such restriction shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined the appraisal proceeding as a named party to withdraw such stockholder’s demand for appraisal within 60 days after the effective time of the Reincorporation. Failure to comply strictly with all of the procedures set forth in Section 262 of the DGCL will result in the loss of a stockholder’s statutory appraisal rights.

In view of the complexity of Section 262 of the DGCL, stockholders who may wish to pursue appraisal rights should consult their legal and financial advisors.

Ratification of Previously Approved Increase in Authorized Shares and Reverse Stock Split

Our Board of Directors and stockholders have previously approved resolutions authorizing (i) an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 to 500,000,000 shares because our board of directors believes that for us to grow our business, increasing the number of authorized shares of common stock will allow us to acquire other businesses in the future or raise capital and (ii) the Company to implement a reverse stock split of the Company’s outstanding shares of Common Stock at a ratio of up to 1:10 and any related amendment to the Company’s certificate of incorporation. Our Majority Stockholders have reaffirmed that these actions are approved for any successor Nevada corporation. In addition, as part of the Reincorporation, the Board of Directors and the Company as the sole stockholder of BROG Nevada has ratified the previously approved increase in authorized shares of common stock and the reverse stock split authorization. Accordingly, the articles of incorporation of BROG Nevada following the Reincorporation will reflect 500,000,000 shares of authorized common stock. In addition, the Board of Directors or a committee of the Board of Directors of BROG Nevada will have the authority to decide whether to implement the split and the exact amount of the split within this range, if it is to be implemented. If the reverse split is implemented, the number of issued and outstanding shares of Common Stock would be reduced in accordance with the exchange ratio selected by the Board of Directors or a committee thereof. The total number of authorized shares of Common Stock will be reduced proportionately as a result of the reverse stock split and the total number of shares of authorized preferred stock will remain unchanged at 20,000,000 shares. If the reverse split is implemented, BROG Nevada’s articles of incorporation will be amended substantially in the form attached hereto as Appendix E. We may also increase our authorized capital stock and otherwise implement stock splits and reverse stock splits without a vote of our stockholders as otherwise permitted by Nevada law.

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ACTION THREE – AMENDMENT TO STOCK INCENTIVE PLAN

AND REPRICING OF STOCK OPTIONS

Overview of Amendment to Stock Incentive Plan to Permit Repricing

The Majority Stockholders have approved an amendment to the Plan to permit the repricing of stock options granted thereunder by us or any successor Nevada corporation (the “Plan Amendment”).

We have issued stock options and restricted stock awards under the Plan as a means of promoting the long-term success of our business by encouraging our employees, officers and directors to devote their abilities to the success of the Company. However, our current employees, officers and directors have outstanding stock options with exercise prices that are significantly higher than the current market price of our common stock. As a result, these stock options have little or no current value as an incentive to retain and motivate our employees, officers and directors.

As a result, our Board of Directors determined that it would be in the best interests of the Company and our stockholders to reprice certain outstanding stock options under the Plan for our current employees and officers. As part of the repricing, our current employees and officers holding eligible stock options would exchange such options on a one-for-one basis for new stock options with an exercise price equal to the mean average of the high and low trading price of our common stock on the OTC Bulletin Board on the date of grant. Our Board of Directors and the consenting stockholders believe that the option repricing would create better incentives for employees and officers to remain with the Company and contribute to the attainment of our business and financial objectives. If we cannot reprice eligible stock options of our active employees and officers, then we may be forced to consider cash alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the individual talent critical to the future success of the Company.

Although our directors also have options with exercise prices that are significantly higher than the current market price of our common stock, our Board has determined that it will only conduct a repricing of certain outstanding stock options held by our current employees and officers, not directors.

The Plan and our other equity plan do not currently permit us to undertake any stock option repricing without stockholder approval. The Plan Amendment allows us to conduct this one-time option repricing with respect to the specified stock options currently held by our active employees and officers. We may not conduct any future option repricings by the Company without stockholder approval.

The Plan Amendment is set forth as Appendix F to this Information Statement.

Proposed Repricing

As described above, the Board of Directors intends to conduct a repricing of certain stock options outstanding to our officers and employees (a total of 2,010,000 options). The options to be repriced currently have exercise prices between $1.00 and $1.65. On August 22, 2012, the fair market value of our common stock was $.30 per share.  Under the proposal, the options would be repriced with an exercise price equal to the mean average of the high and low trading price of our common stock on the OTC Bulletin Board on the date of grant. We would also amend the vesting schedule of all options to provide that there would be a five year vesting period that would commence on the date of issuance of the repriced option. There would be no other changes to our outstanding options.

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We considered several alternatives in deciding to reprice the stock options held by our employees.

  We could do nothing. However, we are concerned that if we do not provide our employees with an improvement to their longer term prospects, we will undermine their allegiance and longer term commitment to the company. We will also forego an opportunity to better align our employees’ interests with the interests of our stockholders.

  We could issue additional options. However, this would result in increasing our overhang of outstanding options, and we believe that adjusting already outstanding options would better serve the interests of our stockholders.

  We considered a number of market conditions that we could have attached to the repriced options, but have determined that our basic proposal along with the adjustment in the vesting schedule for the options to be over a five-year period rather than a three-year period (to the extent they were not already over a five-year period) adequately addresses having a longer term incentive. Our proposal also avoids more complex and costly methodologies for computing an accounting value to the repriced options that would be necessary under market conditioned alternatives.

Optionholders

All of our employees hold stock options that would benefit under our repricing proposal. Holdings of our named executive officers, our executive officers as a group and our other employees as a group for each of the outstanding option grants that would be repriced under our proposal are scheduled below as of June 30, 2012.

Name and Principal Position or Group	Outstanding Options to be Repriced
Kenneth DeCubellis, Chief Executive Officer	1,000,000
Joshua Wert, Chief Operating Officer	500,000*
James Moe, Chief Financial Officer	500,000
All executive officers as a group (3 persons)	2,000,000
All other employees as a group (1 person)	10,000
Total	2,010,000

* Mr. Wert’s unvested options will lapse upon the effective date of his resignation and termination of employment with the Company on September 7, 2012. Given that any options that would be issued to Mr. Wert as part of the repricing would be subject to a five year vesting period that would not commence until the date of issuance of the repriced option, we do not anticipate that Mr. Wert will agree to the cancellation of his vested options in exchange for the unvested repriced option.

Accounting Value

We account for share-based compensation in accordance with the provisions of Statement of Financial Accounting Standards No. 123 (revised 2004), which requires the measurement and recognition of all share-based compensation under the fair value method. We will use the Black-Scholes option valuation model to determine the fair value of repricing the options under the proposal by determining and comparing the fair value of the options as repriced with the fair value of the options immediately before the repricing. The fair value of the repriced options will be recognized ratably as the repriced options vest.

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Summary of Plan

A summary of the principal provisions of the Plan are set forth in the following paragraphs.  The summary is not necessarily complete, and reference is made to the full text of the Plan.  Capitalized terms used, but not defined herein, have the same meaning as set forth in the Plan.

Types of Awards. The Plan allows any of the following types of awards, to be granted alone or in tandem with other awards:

Stock Options. Stock options granted under the Plan may be either ISOs, which are intended to satisfy the requirements of Section 422 of the Code, or nonstatutory stock options (“NSOs”), which are not intended to meet those requirements. Award agreements for stock options may include rules for exercise of the stock options after termination of service.  Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement.

Stock Appreciation Rights. A stock appreciation right entitles the grantee to receive, with respect to a specified number of shares of common stock, any increase in the value of the shares from the date the award is granted to the date the right is exercised.  Under the Plan, all stock appreciation rights must be settled in common stock except as provided by the Committee.  Award agreements for stock appreciation rights may include rules for exercise of the stock appreciation rights after termination of service. A stock appreciation right may be attached to grant of a nonstatutory option, so that grantee may choose to exercise the nonqualified option or the stock appreciation right with respect to specified shares but many not exercise both.

Stock Awards and Restricted Stock. A stock award consists of the transfer by us to a grantee of shares of our common stock, without other payment for it, as additional compensation for services to us.  Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions.  If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited or will be repurchased by us at the lower of the stock’s fair market value or issuance price if the restricted stock was originally purchased by the grantee.  During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply.

Performance Shares. A performance share consists of an award of common stock to a participant based upon the achievement of performance objectives determined by the Committee.

Administration. The Plan will be administered by our board of directors and our compensation committee (“Committee”).  The Committee will at all times be composed of not less than two members of the board of directors who are not our employees or consultants.  The Plan gives the Committee discretion, subject in certain cases to approval of our full board of directors, to make awards under the Plan, to set the terms of award agreements (including the type and amount of any award), to establish rules for the interpretation and administration of the Plan, and to make other determinations and take other actions consistent with the terms and purposes of the Plan.

Eligibility. Any officer, employee, or director of, or consultant or other independent contractor for us or any of our subsidiaries will be eligible to receive awards under the Plan.

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Shares Available for Awards.  The Plan authorizes 7,500,000 shares of our common stock to be reserved for awards under the Plan. In general, shares reserved for awards that lapse or are cancelled will be added back to the pool of shares available for awards under the Plan.  In any year, an eligible employee, consultant, or director may receive awards with respect to no more than 1,100,000 shares. If an award is to be settled in a medium other than common stock, the number of shares on which the award is based will count toward the limit.  In response to certain extraordinary events (such as merger, exchange, reorganization, or liquidation), the Committee may provide for cash payments or award substitutions to reflect consideration received by stockholders.

Vesting and Performance Objectives. Awards under the Plan are forfeitable until they become vested.  An award will become vested only if the vesting conditions set forth in the award agreement (as determined by the Committee) are satisfied.  The vesting conditions may include performance of services for a specified period, achievement of performance objectives, or a combination of both criteria.  Performance objectives selected by the Committee as vesting conditions will be based on one or more of the following performance measures: net earnings or net income (before or after taxes); earnings per share; net sales or revenue growth; net operating profit; return measures (including, but not limited to, return on assets, capital, equity, sales, or revenue); cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); earnings before or after taxes, interest, depreciation, and/or amortization; gross or operating margins; productivity ratios; share price (including, but not limited to, growth measures and total shareholder return); expense targets; margins; operating efficiency; market share; working capital targets; cash value added; economic value added; market penetration; and product introductions, in each case determined in accordance with generally accepted accounting principles subject to modifications approved by the Committee) consistently applied on a business unit, divisional, subsidiary or consolidated basis or any combination of those levels.

Change In Control.  Any stock option or restricted stock award granted to any participant under the Plan that would have become vested upon continued employment by the grantee will immediately vest in full and become exercisable upon a change in control as that term is defined in the Plan.

Nontransferability. In general, awards under the Plan may not be assigned or transferred except by will or the laws of descent and distribution.  The Committee may, however, allow the transfer of NSOs to members of a Plan participant’s immediate family or to a trust, partnership, or corporation in which the parties in interest are limited to the participant and members of the participant’s immediate family.

Amendment and Termination. Our board of directors may amend, alter, suspend, or terminate the Plan at any time.  If necessary to comply with any applicable law (including stock exchange rules), we will first obtain stockholder approval.  Amendments, alterations, suspensions, and termination of the Plan generally may not impair a participant’s (or a beneficiary’s) rights under an outstanding award.  The rights may, however, be impaired if necessary to comply with an applicable law or accounting principles (including a change in the law or accounting principles) pursuant to a written agreement with the participant.

Duration. Unless it is terminated sooner, the Plan will terminate upon the earlier of March 1, 2022 or the date all shares available for issuance under the Plan have been issued and vested.

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RELATED PARTY TRANSACTIONS

Transactions with Twin City Technical and Irish Oil and Gas, Inc.

We have acquired a majority of our mineral leases from Twin City Technical, LLC, a North Dakota limited liability company, and Irish Oil and Gas, Inc., a Nevada corporation.  As part of these acquisitions, we have issued shares of our common stock to Twin City Technical and Irish Oil and Gas.  As set forth above under “Security Ownership of Certain Beneficial Owners and Management”, each of Twin City Technical and Irish Oil and Gas own over 9.4% of our common stock as of June 30, 2012.  We recorded the total value of property acquired from Twin City Technical and Irish Oil and Gas at $14,973,631. On March 22, 2012, we issued 577,025 shares of the Company’s common stock to Twin City Technical, LLC, a North Dakota limited liability company, and Irish Oil and Gas, Inc., a Nevada corporation as part of a deposit on a land purchase that we did not complete.

Credit Facility

Pursuant to the Company’s prior revolving credit facility, Morris Goldfarb, one of the Company’s directors, participated as a lender acting through PrenAnte5, LLC, which acted as the lenders’ Agent.  As a lender under the credit facility, Mr. Goldfarb had a commitment amount of $1.5 million in the facility.  In consideration for his participation through the agent, Mr. Goldfarb was issued 75,000 warrants (his pro-rata share as a lender) with an exercise price of $0.95 per share with the same terms and conditions as the other warrants issued in connection with the closing of the credit facility.  Mr. Goldfarb abstained from the vote of the Company’s board of directors for the authorization of the prior credit facility. We have since repaid that revolving credit facility and terminated the credit arrangement, but Mr. Goldfarb retained the warrants issued to him on the same terms as the other participating lenders.

Office Lease

We lease our office space via a lease agreement dated May 1, 2012 on a month to month basis, provided that either we or the landlord must provide 90 days advance notice to terminate the lease. The landlord is a company wholly owned by our chairman of the board.  Our payment under the lease is approximately $2,560 per month including operating expenses and taxes.

Other Related Party Transactions

Our former President and Chief Executive Officer, Steve Lipscomb, receives a commission of 5% of a royalty stream from Peerless Media Ltd., recorded on the balance sheet as a contingent consideration receivable, in perpetuity as a result of an incentive arrangement with Mr. Lipscomb that was approved by Ante4’s Board of Directors in February 2009.  Mr. Lipscomb has received a total of $23,170 in commissions during the year ended December 31, 2011.  Mr. Lipscomb also has been retained as a consultant at a rate of $4,167 per month.  As of December 31, 2011 we owed Mr. Lipscomb $9,206 for unpaid commissions on royalties received in 2011 as reported within accounts payable on the balance sheet as of December 31, 2011. In June 2012, we appoint Mr. Lipscomb as a vice president of the Company in order for him to be able to more effectively supervise our various litigated matters.

During the year ended December 30, 2011, we paid $10,562 to an entity owned by our chairman of the board, Bradley Berman, for administrative services provided.

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Review and Approval of Transactions with Related Persons

The Audit Committee has adopted a related party transaction policy whereby any proposed transaction between the Company and any officer or director, any stockholder owning in excess of 5% of our stock, immediate family member of an officer or director, or an entity that is substantially owned or controlled by one of these individuals, must be approved by a majority of the disinterested members of the Audit Committee.  The only exceptions to this policy are for transactions that are available to all of our employees generally or involve less than $25,000.  If the proposed transaction involves executive or director compensation, it must be approved by the Compensation Committee.  Similarly, if a significant opportunity is presented to any of our officers or directors, such officer or director must first present the opportunity to the Board for consideration.

At each meeting of the Audit Committee, the Audit Committee meets with management to discuss any proposed related party transactions.  A majority of disinterested members of the Audit Committee must approve a transaction for the Company to enter into it.  If approved, management will update the Audit Committee with any material changes to the approved transaction at its regularly scheduled meetings.

Director Independence

Our Common Stock currently trades on the OTC Bulletin Board.  As such, we are not currently subject to corporate governance standards of listed companies, which require, among other things, that the majority of the board of directors be independent.  We are not currently subject to corporate governance standards defining the independence of our directors, and we have chosen to define an “independent” director in accordance with the NASDAQ Global Market’s requirements for independent directors.  Our Board of Directors has determined that each of Messrs. Oehler, Goldfarb and Lahti is “independent” in accordance with the NASDAQ Global Market’s requirements and, thus, that a majority of the current Board of Directors is independent.

Our Board of Directors will review at least annually the independence of each director.  During these reviews, our Board of Directors will consider transactions and relationships between each director (and his or her immediate family and affiliates) and us and our management to determine whether any such transactions or relationships are inconsistent with a determination that the director was independent.  The Board of Directors will conduct its annual review of director independence and to determine if any transactions or relationships exist that would disqualify any of the individuals who then served as a director under the rules of the NASDAQ Stock Market, or require disclosure under SEC rules.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

M&K CPAS, PLLC (“M&K”) was the Company’s independent registered public accounting firm for the years ended December 31, 2011 and 2010 and has served the Company as its independent registered public accounting firm since our inception.

Audit and Non-Audit Fees

The following table presents fees for professional services rendered by M&K for the audit of the Company’s annual financial statements for the years ended December 31, 2011 and 2010.

	2011	2010
Audit fees(1)	$60,400	$7,650
Audit related fees	–	–
Tax fees	–	–
All other fees	–	–
Total	$60,400	$7,650

______________________

(1)	Audit fees were principally for audit services and work performed in the preparation and review of the Company’s quarterly reports on Form 10-Q and private placement offering/registration statement.

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Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the Company’s independent registered public accounting firm.  The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm, and all such services were approved by the Audit Committee in the years ended December 31, 2011 and 2010.

The Audit Committee assesses requests for services by the independent registered public accounting firm using several factors.  The Audit Committee will consider whether such services are consistent with the Public Company Accounting Oversight Board’s and SEC’s rules on auditor independence.  In addition, the Audit Committee will determine whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service based upon the members’ familiarity with the Company’s business, people, culture, accounting systems, risk profile and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality.

Report of the Audit Committee

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting process.  The Audit Committee’s function is more fully described in its charter, which can be found on the Company’s website at www.blackridgeoil.com.  The Committee reviews the charter on an annual basis.  The Board of Directors has determined that each member of the Committee is independent in accordance with the NASDAQ Global Market’s requirements for independent directors.  The Board of Directors has also determined that Benjamin Oehler qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.  Management has the primary responsibility for the financial statements and reporting process.  The independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion on the fairness of the audited financial statements based on the audit conducted in accordance with the standards of the Public Company Accounting Oversight Board.

In connection with the Audit Committee’s responsibilities set forth in its charter, the Audit Committee has:

•	Reviewed and discussed the audited financial statements for the year ended December 31, 2011 with management and the independent registered public accounting firm, the Company’s independent auditors;

•	Discussed with the independent registered public accounting firm the matters required to be discussed by SAS 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•	Received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm its independence.

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The Audit Committee also considered, as it determined appropriate, tax matters and other areas of financial reporting and the audit process over which the Audit Committee has oversight.

Based on the Audit Committee’s review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for filing with the SEC.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Benjamin Oehler, Chairman
Morris Goldfarb

STATEMENT OF ADDITIONAL INFORMATION

The Company’s Annual Report on Form 10-K for the year ended December 31, 2011 is incorporated herein by this reference.

The Company will provide without charge to any stockholder upon written request, a copy of the Company’s Annual Report on Form 10-K, including financial statements and schedules thereto for the fiscal year ended December 31, 2011, as filed with the Securities and Exchange Commission (without exhibits). All such requests should be delivered to James Moe, 10275 Wayzata Blvd. Suite 310, Minnetonka, Minnesota 55305. Copies of exhibits will be provided upon written request and payment of a reasonable fee to cover the costs of reproduction and mailing.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the SEC. You may obtain such SEC filings from the SEC’s website at http://www.sec.gov. You can also read and copy these materials at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330.

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APPENDIX A

PLAN OF MERGER

OF

BLACK RIDGE OIL & GAS, INC.

(a Delaware corporation)

INTO

BLACK RIDGE OIL & GAS, INC.

(a Nevada corporation)

This Plan and Agreement of Merger made and entered into on the __ day of ______, 2012, by and between, Black Ridge Oil & Gas, Inc., a Delaware Corporation, (the “Delaware Corporation”) and Black Ridge Oil & Gas, Inc., a Nevada Corporation (the “Nevada Corporation”).

WHEREAS, the Delaware Corporation is a Corporation organized and existing under the laws of the State of Delaware, its Certificate of Incorporation having been filed in the Office of the Secretary of State of the State of Delaware on April 9, 2010; and

WHEREAS, the Nevada Corporation is a corporation organized and existing under the laws of the State of Nevada; and

WHEREAS, the aggregate number of shares which the Nevada Corporation has authority to issue is 520,000,000; and

WHEREAS, the Board of Directors of each of the constituent corporations deems it advisable that the Delaware Corporation be merged into the Nevada Corporation on the terms and conditions hereinafter set forth, in accordance with the applicable provisions of the statutes of the State of Delaware and Nevada, respectively, which permit such merger;

NOW, THEREFORE, in consideration of the premises and of the agreements, covenants and provisions hereinafter contained, the Delaware Corporation and the Nevada Corporation, by their respective Boards of Directors, have agreed and do hereby agree, each with the other as follows:

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ARTICLE I

The Nevada Corporation and the Delaware Corporation shall be merged into a single corporation, in accordance with applicable provisions of the laws of the State of Nevada and of the State of Delaware, by the Delaware Corporation merging into the Nevada Corporation, which shall be the Surviving Corporation.

ARTICLE II

Upon the merger becoming effective as provided in the applicable laws of the State of Nevada and of the State of Delaware (the time when the merger shall so become effective being sometimes herein referred to as the “Effective Date of the Merger”):

1.	The two Constituent Corporations shall be a single corporation, which shall be Black Ridge Oil & Gas, Inc. (incorporated under the laws of Nevada) as the Surviving Corporation, and the separate existence of Black Ridge Oil & Gas, Inc. (incorporated under the laws of Delaware) shall cease except to the extent provided by the laws of the State of Nevada in the case of a corporation after its merger into another corporation.

ARTICLE III

The Articles of Incorporation of the Surviving Corporation shall not be amended in any respect by reason of this Agreement of Merger.

ARTICLE IV

The manner of converting the outstanding shares of each of the Constituent Corporations shall be as follows: (i) each share of issued and outstanding common stock of Black Ridge Delaware shall be converted into one (1) share of common stock of the Corporation, and (ii) each share of common stock of the Corporation issued and outstanding prior to the Nevada Reincorporation Merger shall be cancelled.

ARTICLE V

The directors and officers of the Delaware Corporation immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation after the Effective Date of the Merger until thereafter amended.

ARTICLE VI

The Surviving Corporation agrees to honor all validly issued and outstanding stock options, stock awards, and warrants to purchase the stock of Black Ridge Delaware as stock options, stock awards, and warrants to purchase the designated stock of the Corporation pursuant to the terms of such validly issued and outstanding stock options, stock awards, and warrants, as the case may be.

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ARTICLE VII

The Surviving Corporation agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of any constituent corporation of Delaware, as well as for enforcement of any obligation of the surviving corporation arising from this merger, including any suit or other proceeding to enforce the rights of any stockholders as determined in appraisal proceedings pursuant to the provisions of Section 262 of the Delaware General Corporation laws, and irrevocably appoints the Secretary of State of Delaware as its agent to accept service of process in any such suit or proceeding. The Secretary of State shall mail any such process to the surviving corporation at Leonard, Street and Deinard, 150 South Fifth Street, Suite 2300, Minneapolis, MN 55402.

IN WITNESS WHEREOF, the Surviving Corporation and the Delaware Corporation, pursuant to the approval and authority duly given by resolutions adopted by their respective Boards of Directors have caused this Plan and Agreement of Merger to be executed by an authorized officer of each party thereto.

BLACK RIDGE OIL & GAS, INC. (A Delaware Corporation)
Kenneth DeCubellis Its: Chief Executive Officer

BLACK RIDGE OIL & GAS, INC. (A Nevada Corporation)
Kenneth DeCubellis Its: Chief Executive Officer

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APPENDIX B

ARTICLES OF INCORPORATION

OF

BLACK RIDGE OIL & GAS, INC.

The undersigned, being a natural person over the age of 18 years, for the purpose of forming a business corporation under and pursuant to the provisions of the General Corporation Law of Nevada, does hereby adopt the following Articles of Incorporation:

Article I

The name of this corporation is Black Ridge Oil & Gas, Inc.

Article II

The address of the registered office of this corporation is One East 1st Street, Reno, Nevada 89501, and the registered agent at that address is The Corporation Trust Company of Nevada.

Article III

The aggregate amount of authorized capital stock of the corporation shall be five hundred twenty million (520,000,000) shares comprised of five hundred million (500,000,000) shares of common stock, one hundredth of one cent ($0.001) par value, and twenty million (20,000,000) shares of preferred stock, one hundredth of one cent ($0.001) par value.

Article IV

The board shall have authority to establish more than one class or series of shares of this corporation, and the different classes and series shall have such relative rights and preferences, with such designations, as the board may by resolution provide.

Article V

The corporation shall be governed by a board of directors. The first board of directors shall consist of one individual, as follows:

Kenneth DeCubellis 10275 Wayzata Blvd. Suite 310 Minnetonka, Minnesota 55305

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Article VI

The shareholders shall take action by the affirmative vote of the holders of a majority of the voting power of the shares present and entitled to vote at a duly held meeting.

Article VII

The board shall take action by the affirmative vote of a majority of the directors present at a duly held meeting.

Article VIII

Any action required or permitted to be taken at a board meeting, if such action need not be approved by the shareholders, may be taken by written action signed by the number of directors that would be required to take the same action at a meeting of the board at which all directors were present.

Article IX

A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director. The foregoing shall not be deemed to eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct, fraud or a knowing violation of law, (iii) the payment of distributions in violation of NRS 78.300 (iv) for any transaction from which the director derived any improper personal benefit, or (v) for any act or omission occurring prior to the effective date of this Article. Any repeal or modification of this paragraph by the shareholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

Article X

The name and address of the incorporator are:

Jill R. Radloff 150 S. 5th Street, Suite 2300 Minneapolis, Minnesota 55402

IN WITNESS WHEREOF, these Articles have been executed this __ day of ______, 2012.

Incorporator

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APPENDIX C

BYLAWS

OF

BLACK RIDGE OIL & GAS, INC.

As in effect on ________, 2012

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		Page
ARTICLE IX
FISCAL YEAR

9	Fiscal Year	16

ARTICLE X
CORPORATE SEAL

10.	Corporate Seal	16

ARTICLE XI
AMENDMENTS

11.	Amendments	16

ARTICLE XII
COMMITTEES

12.1	Appointment	17
12.2	Authority	17
12.3	Tenure and Qualifications	17
12.4	Meetings	17
12.5	Quorum	17
12.6	Informal Action by a Committee	17
12.7	Vacancies	18
12.8	Resignations and Removal	18
12.9	Procedure	18

ARTICLE XIII
EMERGENCY BYLAWS

13.	Emergency Bylaws	18

ARTICLE XIV
NEVADA ANTI-TAKEOVER PROVISIONS

14.	Nevada Anti-Takeover Provisions	19

CERTIFICATE		19

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ARTICLE I

OFFICES

1.1          Business Office. The principal office and place of business of the corporation is located at 10275 Wayzata Boulevard, Suite 310, Minnetonka, Minnesota 55305. Other offices and places of business may be established from time to time by resolution of the Board of Directors or as the business of the corporation may require.

1.2          Registered Office. The registered office of the corporation, required by the Nevada Revised Statutes to be maintained in the State of Nevada, may be, but need not be, identical with the principal office in the State of Nevada, and the address of the registered office may be changed from time to time by the Board of Directors in accordance with the procedures Set forth in the Nevada Revised Statutes.

ARTICLE II

SHARES AND TRANSFER OF SHARES

2.1          Regulation. The Board of Directors may make such rules and regulations as it may deem appropriate concerning the issuance, transfer and registration of certificates for shares of the corporation, including the appointment of transfer agents and registrars.

2.2          Stock Certificates: Facsimile Signatures and Validation.

(A)          Every stockholder shall be entitled to have a certificate, signed by officers or agents designated by the corporation for the purpose, certifying the number of shares owned by him in such corporation.

(B)          Whenever any certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk and by a registrar, then a facsimile of the signatures of the officers or agents of the corporation may be printed or lithographed upon such certificate in lieu of the actual signatures.

(C)          In the event any officer who shall have signed, or whose facsimile signature shall have been used on, any such certificate shall cease to be such officer of the corporation, whether because of death, resignation or otherwise, before such certificate shall have been delivered by the corporation, such certificate may nevertheless be adopted by the corporation and be issued and delivered as though the person who signed such certificate or whose facsimile signature shall have been used thereon, had not ceased to be such officer of the corporation.

2.3          Fractions of Shares: Issuance: Payment of Value or Issuance of Scrip. The corporation is not obligated to, but may, execute and deliver a certificate for or including a fraction of a share. In lieu of executing and delivering a certificate for a fraction of a share, the corporation may, upon resolution of the Board of Directors:

(A)          make payment to any person otherwise entitled to become a holder of a fractional share, which payment shall be in accordance with the provisions of the Nevada Revised Statutes; or

(B)          execute and deliver registered or bearer scrip over the manual or facsimile signature of an officer of the corporation or of its agent for that purpose, exchangeable as provided on the scrip for full share certificates, but the scrip does not entitle the holder to any rights as a stockholder except as provided on the scrip. The scrip may contain any other provisions or conditions that the corporation, by resolution of the Board of Directors, deems advisable.

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2.4          Cancellation of Outstanding Certificates and Issuance of New Certificates: Order of Surrender: Penalties for Failure to Comply. All certificates surrendered-to the corporation for transfer shall be canceled and no new certificates shall be issued in lieu thereof until the former certificate for a like number of shares shall have been surrendered and canceled, except as hereinafter provided with respect to lost, stolen or destroyed certificates. When the Certificate or Articles of Incorporation are amended in any way affecting the statements contained in the certificates for outstanding shares, or it becomes desirable for any reason in the discretion of the Board of Directors, to cancel any outstanding certificate or shares and issue a new certificate therefore conforming to the rights of the holder, the Board of Directors may order any holders of outstanding certificates for shares to surrender and exchange them for new certificates within a reasonable time to be fixed by the Board of Directors. Such order may provide that no holder of any such certificate so ordered to be surrendered shall be entitled to vote or to receive dividends or exercise any of the other rights of stockholders of record until he shall have complied with such order, but such order shall only operate to suspend such rights after notice and until compliance. The duty of surrender of any outstanding certificates may also be enforced by action at law.

2.5          Lost, Stolen or Destroyed Certificates. Any stockholder claiming that his certificate for shares is lost, stolen or destroyed may make an affidavit or affirmation of the fact and lodge the same with the Secretary of the corporation, accompanied by a signed application for a new certificate. Thereupon, and upon the giving of a satisfactory bond of indemnity to the corporation not exceeding an amount double the value of the shares as represented by such certificate (the necessity for such bond and the amount required to be determined by the President or Chief Executive Officer of the corporation), a new certificate may be issued of the same tenor and representing the same number, class and series of shares as were represented by the certificate irate alleged to be lost, stolen or destroyed.

2.6          Transfer of Shares. Subject to the terms of any stockholder agreement relating to the transfer of shares or other transfer restrictions contained in the Articles of Incorporation or authorized therein, shares of the corporation shall be transferable on the books of the corporation by the holder thereof in person or by his duly authorized attorney, upon the surrender and cancellation of a certificate or certificates for a like number of shares. Upon presentation and surrender of a certificate for shares properly endorsed and payment of all taxes therefore, the transferee shall be entitled to a new certificate or certificates in lieu thereof. As against the corporation, a transfer of shares can be made only on the books of the corporation and in the manner hereinabove provided, and the corporation shall be entitled to treat the holder of record of any share as the owner thereof and shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the statutes of the State of Nevada.

2.7          Restrictions on Transfer of Shares. Subject to the limitation imposed by Section 104.8204, Nevada Revised Statutes, a written restriction on the transfer or registration of transfer of a security of the corporation may be enforced against the holder of the restricted security or any successor or transferee of the holder. A restriction on the transfer or registration of transfer of the securities of the corporation may be imposed either by the Certificate of Incorporation, the Bylaws or by an agreement among any number of security holders or between one or more such holders and the corporation. No restriction so imposed is binding with respect to securities issued prior to the adoption of the restriction, unless the holders of the securities are parties to an agreement or voted in favor of the restriction.

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2.8          Transfer Agent. Unless otherwise specified by the Board of Directors by resolution, the Secretary of the corporation shall act as transfer agent of the certificates representing the shares of stock of the corporation. He shall maintain a stock transfer book, the stubs of which shall set forth among other things, the names and addresses of the holders of all issued shares of the corporation, the number of shares held by each, the certificate numbers representing such shares, the date of issue of the certificates representing such shares, and whether or not such shares originate from original issue or from transfer. Subject to Section 3.8, the names and addresses of the stockholders as they appear in the stock transfer book shall be conclusive evidence as to who are the stockholders of record and as such entitled to receive notice of the meetings of stockholders; to vote at such meetings; to examine the list of the stockholders entitled to vote at meetings; to receive dividends; and to own, enjoy and exercise any other property or rights deriving from such shares against the corporation. Each stockholder shall be responsible for notifying the Secretary in writing of any change in his name or address and failure so to do will relieve the corporation, its directors, officers and agents, from liability for failure to direct notices or other documents, or pay over or transfer dividends or other property or rights, to a name or address other than the name and address appearing on the stub of the stock transfer book.

2.9          Close of Transfer Book and Record Date. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may prescribe a period not exceeding sixty (60) days prior to any meeting of the stockholders during which no transfer of stock on the books of the corporation may be made, or may fix a day not more than sixty (60) days prior to the holding of any such meeting as the day as of which stockholders entitled to notice and to vote at such meeting shall be determined; and only stockholders of record on such day shall be entitled to notice or to vote at such meeting. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

ARTICLE III

STOCKHOLDERS AND MEETINGS

3.1          Stockholders of Record. Only stockholders of record on the books of the corporation shall be entitled to be treated by the corporation as holders in fact of the shares standing in their respective names, and the corporation shall not be bound to recognize any equitable or other claim to, or interest in, any claims on the part of any other person, firm or corporation, whether or not it shall have express or other notice thereof, except as expressly provided by the laws of Nevada.

3.2          Meetings. Meetings of stockholders shall be held at the principal office of the corporation, or at such other place, either within or without the State of Nevada, as specified from time to time by the Board of Directors. If the Board of Directors shall specify another location such change in location shall be recorded on the notice calling such meeting.

3.3          Annual Meeting. The annual meeting of stockholders of the corporation for the election of directors, and for the transaction of such other business as may properly come before the meeting, shall be held on such date, and at such time and place as the Board of Directors shall designate by resolution at any time. If the election of directors shall not be held within the time period designated herein for any annual meeting of the stockholders, the Board of Directors shall cause the election to be held at a special meeting of the stockholders as soon thereafter as may be convenient. Failure to hold the annual meeting at the designated time shall not cause a forfeiture or dissolution of the corporation.

3.4          Special Meetings. Special meetings of the stockholders of the corporation may be called by the Chairman of the Board of Directors or the Board of Directors.

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3.5          Actions at Meetings Not Regularly Called: Ratification and Approval. Whenever all stockholders entitled to vote at any meeting consent, either by (i) a writing on the records of the meeting or filed with the Secretary; or (ii) presence at such meeting and oral consent entered on the minutes; or (iii) taking part in the deliberations at such meeting without objection; the doings of such meeting shall be as valid as if had at a meeting regularly called and noticed. At such meeting any business may be transacted which is not excluded from the written consent or to the consideration of which no objection for want of notice is made at the time. If a meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of the meeting may be ratified and approved and rendered likewise valid, and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meeting. Such consent or approval of stockholders may be made by proxy or attorney, but all such proxies and powers of attorney must be in writing.

3.6          Notice of Stockholders’ Meeting: Signature: Contents, Service Waiver. The notice of stockholders meetings shall be in writing and signed by the President or Chief Executive Officer or a Vice President, or the Secretary, or the Assistant Secretary, or by such other person or persons as designated by the Board of Directors. Such notice shall state the purpose or purposes for which the meeting is called and the time when, and the place, which may be within or without the State of Nevada, where it is to be held. A copy of such notice shall be either delivered personally to, or shall be mailed postage prepaid to, each stockholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before such meeting. If mailed, it shall be directed to a stockholder at his address as it appears on the records of the corporation, and upon such mailing the service of any such notice shall be complete, and the time of the notice shall begin to run from the date upon which such notice is deposited in the mail for transmission to such stockholder. Personal delivery of any such notice to any officer of a corporation or association, or to any member of a partnership, shall constitute delivery of such notice to such corporation, association or partnership. Notice duly delivered or mailed to a stockholder in accordance with the provisions of this section shall be deemed sufficient, and in the event of the transfer of his stock after such delivery or mailing and prior to the holding of the meeting, it shall not be necessary to deliver or mail notice of the meeting upon the transferee. Any stockholder may waive notice of any meeting by a writing signed by him, or his duly authorized attorney, either before or after the meeting. Such waiver shall be deemed equivalent to any notice required to be given pursuant to the Articles of Incorporation, the Bylaws, or the Nevada Revised Statutes.

3.7          Consent of Stockholders in Lieu of Meeting. Any action required or permitted to be taken at any annual or special meeting of stockholders of the corporation may be taken by the written consent of the stockholders in lieu of a meeting, who hold that percentage of voting shares equivalent to the amount that would be necessary to take such action if voted upon by the stockholders at an annual or special meeting duly noticed and called in accordance with the Nevada Revised Statutes.

3.8          Voting Record. The officer or agent having charge of the stock transfer books for shares of the corporation shall make, at least ten days before such meeting of stockholders, a complete record of the stockholders entitled to vote at each meeting of stockholders or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each. The record, for a period of ten days prior to such meeting, shall be kept on file at the principal office of the corporation, whether within or without the State of Nevada, and shall be subject to inspection by any stockholder for any purpose germane to the meeting at any time during usual business hours. Such record shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting for the purposes thereof. The original stock transfer books shall be deemed prima facie evidence as to who are the stockholders entitled to examine the record or transfer books or to vote at any meeting of stockholders.

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3.9          Quorum. A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of stockholders, except as otherwise provided by the Nevada Revised Statutes and the Articles of Incorporation. In the absence of a quorum at any such meeting, a majority of the shares so represented may adjourn the meeting from time to time for a period not to exceed sixty (60) days without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

3.10          Manner of Acting. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless the vote of a greater proportion or number or voting by classes is otherwise required by statute or by the Articles of Incorporation or these Bylaws.

3.11          Stockholder’s Proxies. At any meeting of the stockholders of the corporation, any stockholder may be represented and vote by a proxy or proxies appointed by an instrument in writing. In the event that any such instrument in writing shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No such proxy shall be valid after the expiration of six (6) months from the date of its execution, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. Subject to the above, any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the Secretary of the corporation.

3.12          Voting of Shares. Unless otherwise provided by these Bylaws or the Articles of Incorporation, each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of stockholders, and each fractional share shall be entitled to a corresponding fractional vote on each such matter.

3.13          Voting by Ballot. Voting on any question or in any election may be by voice vote unless the presiding officer shall order or any stockholder shall demand that voting be by ballot.

3.14          Cumulative Voting. No stockholder shall be permitted to cumulate his votes.

3.15          Stockholder Nominations and Proposals.

(A)          No proposal for a stockholder vote (a “Stockholder Proposal”) shall be submitted to the stockholders of the corporation unless the stockholder submitting such proposal (the “Proponent”) shall have filed a written notice setting forth with particularity (i) the names and business addresses of the Proponent and all Persons (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), acting in concert with the Proponent; (ii) the names and addresses of the Proponent and the Persons identified in clause (i) as they appear on the Corporation’s books (if they so appear); (iii) the class and number of shares of the Corporation beneficially owned by the Proponent and the Persons identified in clause (i); (iv) a description of the Stockholder Proposal containing all information material thereto; (v) a description of all arrangements or understandings between the Proponent and any other Persons (including the names of such other Persons) in connection with the Stockholder Proposal and any material interest of the Proponent or such Persons in such Stockholder Proposal, and (vi) such other information as the Board of Directors reasonably determines is necessary or appropriate to enable the Board of Directors and stockholders to consider the Stockholder Proposal. Upon receipt of the Stockholder Proposal and prior to the stockholders’ meeting at which such Stockholder Proposal will be considered, if the Board of Directors or a designated committee or the officer who will preside at the meeting of the stockholders determines that the information provided in a Stockholder Proposal does not satisfy the requirements of this Section 3.15 or is otherwise not in accordance with applicable law, the Secretary of the corporation shall promptly notify the Proponent of the deficiency in the notice.

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Such Proponent shall have the opportunity to cure the deficiency by providing additional information to the Secretary within the period of time, not to exceed five days from the date such deficiency notice is given to the Proponent, determined by the Board of Directors, such committee or such officer. If the deficiency is not cured within such period, or if the Board of Directors, such committee or such officer determines that the additional information provided by the Proponent, together with the information previously provided, does not satisfy the requirements of this Section 3.15 or is otherwise not in accordance with applicable law, then such Stockholder Proposal shall not be presented for action at the stockholders’ meeting in question.

(B)          Only persons who are selected and recommended by the Board of Directors or the nominating committee thereof, or who are nominated by the stockholders in accordance with the procedures set forth in this Section 3.15, shall be eligible for election or qualified to serve as directors, unless otherwise required by applicable federal or state law. Nominations of individuals for election to the Board of Directors at any annual meeting or special meeting of the stockholders at which directors are to be elected may be made by any stockholder of the corporation entitled to vote for the election of directors at that meeting by compliance with the procedures set forth in this Section 3.15, except as may otherwise be provided in the Articles of Incorporation with respect to the right of holders of Preferred Stock of the corporation to nominate and elect a specified number of directors. Nominations by stockholders shall be made by written notice (a “Nomination Notice”), which shall set forth (i) as to each individual nominated (A) the name, date of birth, business address and residence address of such nominee; (B) the business experience during the past five years of such nominee, including his or her principal occupations or employment during such period, the name and principal business of any corporation or other organization in which such occupations and employment were carried on, and such other information as to the nature of his or her responsibilities and the level of professional competence as may be sufficient to permit assessment of his or her prior business experience; (C) whether the nominee is or has ever been at any time a director, officer, or owner of 5% or more of any class of capital stock, partnership interests, or other equity interest of any corporation, partnership or other entity; (D) any directorships held by such nominee in any corporation ‘with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any corporation registered as an investment company under the Investment Company Act of 1940, as amended; (E) whether, in the last five years, such nominee has been convicted in a criminal proceeding or has been subject to a judgment, order, finding, or decree of any federal, state or other governmental entity, concerning any violation of federal, state, or other law, or any proceeding in bankruptcy, which conviction, judgment, order, finding, decree or proceeding may be material to the evaluation of the ability or integrity of the nominee; and (F) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder, and (ii) as to the Person submitting the Nomination Notice and any Person acting in concert with such Person, (w) the name and business address of such person, (x) the name and business address of such Person as they appear on the books of the Corporation (if they so appear); (y) the class and number of shares of the corporation which are beneficially owned by such Person, and (z) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. A written consent to being named in a proxy statement as a nominee, and to serve as a director if elected, signed by the nominee, shall be filed with any Nomination Notice. If the presiding officer at any stockholders’ meeting determines that a nomination was not made in accordance with the procedures prescribed by these Bylaws, the officer shall so declare to the meeting and the defective nomination shall be disregarded.

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(C)          Nomination Notices and Stockholder Proposals must be delivered to the Secretary at the principal executive office of the corporation or mailed and received at the principal executive offices of the corporation (a) in the case of any annual meeting, 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or 60 days after such anniversary date (or with respect to the first annual meeting of the corporation under the laws of the State of Nevada), notice by the stockholder in order to be timely must be so received no later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

ARTICLE IV

DIRECTORS, POWERS AND MEETINGS

4.1          Board Of Directors. The business and affairs of the corporation shall be managed by a board of not less than three (3) nor more than nine (9) directors who shall be natural persons of at least 18 years of age but who need not be stockholders of the corporation or residents of the State of Nevada and who shall be elected at the annual meeting of stockholders or some adjournment thereof. Directors shall hold office until the next succeeding annual meeting of stockholders and until their successors shall have been elected and shall qualify. The Board of Directors may increase or decrease the number of directors by resolution.

4.2          General Powers. The business and affairs of the corporation shall be managed by the Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders. The directors shall pass upon any and all bills or claims of officers for salaries or other compensation and, if deemed advisable, shall contract with officers, employees, directors, attorneys, accountants, and other persons to render services to the corporation. Any contract or conveyance, otherwise lawful, made in the name of the corporation, which is authorized or ratified by the Board of Directors, or is done within the scope of the authority, actual or apparent, given by the Board of Directors, binds the corporation, and the corporation acquires rights thereunder, whether the contract is executed or is wholly or in part executory.

4.3          Performance Of Duties. A director of the corporation shall perform his duties as a director, including his duties as a member of any committee of the board upon which he may serve, in good faith, in a manner he reasonably believes to be in the best interests of the corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances. In performing his duties, a director shall be entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, in each case prepared or presented by persons and groups listed in paragraphs (A), (B), and (C) of this Section 4.3; but he shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that would cause such reliance to be unwarranted. A person who so performs his duties shall not have any liability by reason of being or having been a director of the corporation. Those persons and groups on whose information, opinions, reports, and statements a director is entitled to rely upon are:

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(A)          One or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented;

(B)          Counsel, public accountants, or other persons as to matters which the director reasonably believes to be within such persons professional or expert competence; or

(C)          A committee of the board upon which he does not serve, duly designated in accordance with the provisions of the Articles of Incorporation or the Bylaws, as to matters within its designated authority, which committee the director reasonably believes to merit confidence.

4.4          Regular Meetings. A regular, annual meeting of the Board of Directors shall be held at the same place as, and immediately after, the annual meeting of stockholders, and no notice shall be required in connection therewith. The annual meeting of the Board of Directors shall be for the purpose of electing officers and the transaction of such other business as may come before the meeting. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Nevada, for the holding of additional regular meetings without other notice than such resolution.

4.5          Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the President or Chief Executive Officer or any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Nevada, as the place for holding any special meeting of the Board of Directors called by them.

4.6          Notice. Written notice of any special meeting of directors shall be given as follows:

(A)          By mail to each director at his business address at least three (3) days prior to the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mall, so addressed, with postage thereon prepaid; or

(B)          By personal delivery or email or telephone at least twenty-four (24) hours prior to the meeting to the business or email address or telephone number of each director, or in the event such notice is given on a Saturday, Sunday or holiday, to the residence address of each director. If notice be given by email or telephone, such notice shall be deemed to be delivered when the email is delivered or the telephone call is made to the recipient.

4.7          Waiver Of Notice. Whenever any notice is required to be given to directors, a waiver thereof in writing, signed by the person or persons entitled to the notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

4.8          Participation by Electronic Means. Unless otherwise restricted, members of the Board of Directors or any committee thereof, may participate in a meeting of such board or committee by means of a conference telephone network or a similar communications method by which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this section constitutes presence in person at such meeting.

4.9          Quorum and Manner of Acting. A quorum at all meetings of the Board of Directors shall consist of a majority of the number of directors then holding office, but a smaller number may adjourn from time to time without further notice, until a quorum is secured. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the act of a greater number is required by the laws of the State of Nevada or by the Articles of Incorporation or these Bylaws.

4.10          Organization. The Board of Directors shall elect a chairman from among the directors to preside at each meeting of the Board of Directors and at all meetings of the stockholders. The Board of Directors shall elect a Secretary to record the discussions and resolutions of each meeting.

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4.11          Informal Action By Directors. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof, may be taken without a meeting if a written consent thereto is signed by all the members of the board or such committee. Such written consent shall be filed with the minutes of proceedings of the board or committee.

4.12          Vacancies. Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office, and shall hold such office until his successor is duly elected and shall qualify. Any directorship to be filled by reason of an increase in the number of directors shall be filled by the affirmative vote of a majority of the directors then in office or by an election at an annual meeting, or at a special meeting of stockholders called for that purpose. A director chosen to fill a position resulting from an increase in the number of directors shall hold office only until the next election of directors by the stockholders.

4.13          Compensation. By resolution of the Board of Directors and irrespective of any personal interest of any of the members, each director may be paid his expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the Board of Directors or both. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefore.

4.14          Removal of Directors. Any director or directors of the corporation may be removed from office at any time, with or without cause, by the vote or written consent of stockholders representing not less than a majority of the issued and outstanding capital stock entitled to voting power.

4.15          Resignations. A director of the corporation may resign at any time by giving written notice to the Board of Directors, President, Chief Executive Officer, or Secretary of the corporation. The resignation shall take effect upon the date of receipt of such notice, or at such later time specified therein. The acceptance of such resignation shall not be necessary to make it effective, unless the resignation requires such acceptance to be effective.

ARTICLE V

OFFICERS

5.1          Number. The officers of the corporation shall be a Chief Executive Officer and/or President, Secretary, Chief Financial Officer or Treasurer, and a registered agent, all of whom shall be elected by the Board of Directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors. Any two or more offices may be held by the same person.

5.2          Election and Term of Office. The officers of the corporation to be elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after the annual meeting of the stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as practicable. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.

5.3          Removal. Any officer or agent may be removed by the Board of Directors whenever in its judgment the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

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5.4          Vacancies. A vacancy in any office because of death, resignation, removal, disqualification, or otherwise, may be filled by the Board of Directors for the unexpired portion of the term. In the event of absence or inability of any officer to act, the Board of Directors may delegate the powers or duties of such officer to any other officer, director or person whom it may select.

5.5          Powers. The officers of the corporation shall exercise and perform the respective powers, duties and functions as are stated below, and as may be assigned to them by the Board of Directors.

(A)          President and/or Chief Executive Officer. The President and/or Chief Executive Officer shall be the chief executive officer of the corporation and, subject to the control of the Board of Directors, shall have general supervision, direction and control over all of the business and affairs of the corporation. The President and/or Chief Executive Officer shall, when present, and in the absence of a Chairman of the Board, preside at all meetings of the stockholders and of the Board of Directors. The President and/or Chief Executive Officer may sign, with the Secretary or any other proper officer of the corporation authorized by the Board of Directors, certificates for shares of the corporation and deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of President and/or Chief Executive Officer and such other duties as may be prescribed by the Board of Directors from time to time.

(B)          Vice President. If elected or appointed by the Board of Directors, the Vice President (or in the event there is more than one Vice President, the Vice Presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election) shall, in the absence of the President or Chief Executive Officer or in the event of his death, inability or refusal to act, perform all duties of the President or Chief Executive Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President or Chief Executive Officer. Any Vice President may sign, with the Chief Financial Officer or Treasurer or an Assistant Chief Financial Officer or Treasurer or the Secretary or an Assistant Secretary, certificates for shares of the corporation; and shall perform such other duties as from time to time may be assigned to him by the President or Chief Executive Officer or by the Board of Directors.

(C)          Secretary. The Secretary shall keep the minutes of the proceedings of the stockholders and of the Board of Directors in one or more books provided for that purpose; see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents the execution of which on behalf of the corporation under its seal is duly authorized; keep a register of the post office address of each stockholder which shall be furnished to the Secretary by such stockholder; sign with the Chairman or Vice Chairman of the Board of Directors, or the President or Chief Executive Officer, or a Vice President, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; have general charge of the stock transfer books of the corporation; and in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or the Chief Executive Officer or by the Board of Directors.

(D)          Assistant Secretary. The Assistant Secretary, when authorized by the Board of Directors, may sign with the Chairman or Vice Chairman of the Board of Directors or the President or the Chief Executive Officer or a Vice President certificates for shares of the corporation the issuance of which shall have been authorized by a resolution of the Board of Directors. An Assistant Secretary, at the request of the Secretary, or in the absence or disability of the Secretary, also may perform all of the duties of the Secretary. An Assistant Secretary shall perform such other duties as may be assigned to him by the President or the Chief Executive Officer or by the Secretary.

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(E)          Treasurer or Chief Financial Officer. The Treasurer or Chief Financial Officer shall have charge and custody of and be responsible for all funds and securities of the corporation; receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of these Bylaws; and keep accurate books of accounts of the corporation’s transactions, which shall be the property of the corporation, and shall render financial reports and statements of condition of the corporation when so requested by the Board of Directors or President or Chief Executive Officer. The Treasurer or Chief Financial Officer shall perform all duties commonly incident to his office and such other duties as may from time to time be assigned to him by the President or Chief Executive Officer or the Board of Directors. In the absence or disability of the President or Chief Executive Officer and Vice President or Vice Presidents, the Chief Executive Officer or Chief Financial Officer or Treasurer shall perform the duties of the President or Chief Executive Officer.

(F)          Assistant Treasurer. An Assistant Treasurer may, at the request of the Treasurer or Chief Financial Officer, or in the absence or disability of the Treasurer or Chief Financial Officer, perform all of the duties of the Treasurer or Chief Financial Officer. He shall perform such other duties as may be assigned to him by the President or by the Treasurer or Chief Financial Officer.

5.6          Compensation. All officers of the corporation may receive salaries or other compensation if so ordered and fixed by the Board of Directors. The Board shall have authority to fix salaries in advance for stated periods or render the same retroactive as the Board may deem advisable. No officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.

5.7          Bonds. If the Board of Directors by resolution shall so require, any officer or agent of the corporation shall give bond to the corporation in such amount and with such surety as the Board of Directors may deem sufficient, conditioned upon the faithful performance of their respective duties and offices.

ARTICLE VI

DIVIDENDS

The Board of Directors from time to time may declare and the corporation may pay dividends on its outstanding shares upon the terms and conditions and in the manner provided by law and the Articles of Incorporation.

ARTICLE VII

FINANCE

7.1          Reserve Funds. The Board of Directors, in its uncontrolled discretion, may set aside from time to time, out of the net profits or earned surplus of the corporation, such sum or sums as it deems expedient as a reserve fund to meet contingencies, for equalizing dividends, for maintaining any property of the corporation, and for any other purpose.

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7.2          Banking. The moneys of the corporation shall be deposited in the name of the corporation in such bank or banks or trust company or trust companies, as the Board of Directors shall designate, and may be drawn out only on checks signed in the name of the corporation by such person or persons as the Board of Directors, by appropriate resolution, may direct. Notes and commercial paper, when authorized by the Board, shall be signed in the name of the corporation by such officer or officers or agent or agents as shall be authorized from time to time.

ARTICLE VIII

CONTRACTS, LOANS AND CHECKS

8.1          Execution of Contracts. Except as otherwise provided by statute or by these Bylaws, the Board of Directors may authorize any officer or agent of the corporation to enter into any contract, or execute and deliver any instrument in the name of, and on behalf of the corporation. Such authority may be general or confined to specific instances. Unless so authorized, no officer, agent or employee shall have any power to bind the corporation for any purpose, except as may be necessary to enable the corporation to carry on its normal and ordinary course of business.

8.2          Loans. No loans shall be contracted on behalf of the corporation and no negotiable paper or other evidence of indebtedness shall be issued in its name unless authorized by the Board of Directors. When so authorized, any officer or agent of the corporation may effect loans and advances at any time for the corporation from any bank, trust company, or institution, firm, corporation, or individual. An agent so authorized may make and deliver promissory notes or other evidence of indebtedness of the corporation and may mortgage, pledge, hypothecate or transfer any real or personal property held by the corporation as security for the payment of such loans. Such authority, in the Board of Directors discretion, may be general or confined to specific instances.

8.3          Checks. Checks, notes, drafts and demands for money or other evidence of indebtedness issued in the name of the corporation shall be signed by such person or persons as designated by the Board of Directors and in the manner prescribed by the Board of Directors.

8.4          Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies, or other depositories as the Board of Directors may select.

ARTICLE IX

FISCAL YEAR

The fiscal year of the corporation shall be the year adopted by resolution of the Board of Directors.

ARTICLE X

CORPORATE SEAL

The Board of Directors may provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the corporation and the state of incorporation and the words “CORPORATE SEAL.”

ARTICLE XI

AMENDMENTS

The stockholders, by the affirmative vote of the holders of a majority of the stock issued and outstanding and having voting power may, at any annual or special meeting if notice of such alteration or amendment of the Bylaws is contained in the notice of such meeting, or by written consent in lieu of a meeting, adopt, amend, or repeal these Bylaws, and alterations or amendments of Bylaws made by the stockholders shall not be altered or amended by the Board of Directors.

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The Board of Directors, by the affirmative vote of a majority of the whole Board, may adopt, amend, or repeal these Bylaws at any meeting or by written consent, except as provided in the above paragraph. Bylaws made by the Board of Directors may be altered or repealed by the stockholders.

ARTICLE XII

COMMITTEES

12.1          Appointment. The Board of Directors by resolution adopted by a majority of the full Board, may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The designation of such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

12.2          Authority. Any committee, when the Board of Directors is not in session shall have and may exercise all of the authority of the Board of Directors except to the extent, if any, that such authority shall be limited by the resolution appointing the committee and except also that the committee shall not have the authority of the Board of Directors in reference to declaring dividends and distributions, recommending to the stockholders that the Articles of Incorporation be amended, recommending to the stockholders the adoption of a plan of merger or consolidation, filling vacancies on the Board of Directors or any committee thereof, recommending to the stockholders the sale, lease or other disposition of all or substantially all of the property and assets of the corporation otherwise than in the usual and regular course of its business, recommending to the stockholders a voluntary dissolution of the corporation or a revocation thereof, authorize or approve the issuance or reacquisition of shares, or amending the Bylaws of the corporation.

12.3          Tenure and Qualifications. Each member of a committee shall hold office until the next regular annual or special meeting of the Board of Directors following the designation of such member, and until his successor is designated as a member of such committee and is elected and qualified. Members of committees may also be elected and removed at any time by a resolution duly adopted by a majority of the full Board of Directors of the corporation.

12.4          Meetings. Regular meetings of a committee may be held without notice at such time and places as the committee may fix from time to time by resolution, Special meetings of a committee may be called by any member thereof upon not less than one day’s notice stating the place, date, and hour of the meeting, which notice may be written or oral, and if mailed, shall be deemed to be delivered when deposited in the United States mail addressed to the member of the committee at his business address. Any member of a committee may waive notice of any meeting and no notice of any meeting need be given to any member thereof who attends in person. The notice of a meeting of a committee need not state the business proposed to be transacted at the meeting.

12.5          Quorum. A majority of the members of a committee shall constitute a quorum for the transaction of business at any meeting thereof, and any action of such committee must be authorized by the affirmative vote of a majority of the members present at a meeting at which a quorum is present.

12.6          Informal Action by a Committee. Any action required or permitted to be taken by a committee at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the members of the committee entitled to vote with respect to the subject matter thereof.

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12.7          Vacancies. Any vacancy in a committee may be filled by a resolution duly adopted by a majority of the full Board of Directors.

12.8          Resignations and Removal. Any member of a committee may be removed at any time with or without cause by resolution adopted by a majority of the full Board of Directors. Any member of a committee may resign from such committee at any time by giving written notice to the President, Chief Executive Officer or Secretary of the corporation, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

12.9          Procedure. A committee shall elect a presiding officer from its members and may fix its own rules of procedure which shall not be inconsistent with these Bylaws. It shall keep regular minutes of its proceedings and report the same to the Board of Directors for its information at the meeting thereof held next after the proceedings shall have been taken.

ARTICLE XIII

EMERGENCY BYLAWS

The Emergency Bylaws provided in this Article XIII shall be operative during any emergency in the conduct of the business of the corporation resulting from an attack on the United States or any nuclear or atomic disaster, notwithstanding any different provision in the preceding articles of the Bylaws or in the Articles of Incorporation of the corporation or in the Nevada Revised Statutes. To the extent not inconsistent with the provisions of this article, the Bylaws provided in the preceding articles shall remain in effect during such emergency and upon its termination the Emergency Bylaws shall cease to be operative. During any such emergency:

(A)          A meeting of the Board of Directors may be called by any officer or director of the corporation. Notice of the time and place of the meeting shall be given by the person calling the meeting to such of the directors as it may be feasible to reach by any available means of communication. Such notice shall be given at such time in advance of the meeting as circumstances permit in the judgment of the person calling the meeting.

(B)          At any such meeting of the Board of Directors, a quorum shall consist of the number of directors in attendance at such meeting.

(C)          The Board of Directors, either before or during any such emergency, may, effective in the emergency, change the principal office or designate several alternative principal offices or regional offices, or authorize the officers so to do.

(D)          The Board of Directors, either before or during any such emergency, may provide, and from time to time modify, lines of succession in the event that during such an emergency any or all officers or agents of the corporation shall for any reason be rendered incapable of discharging their duties.

(E)          No officer, director, or employee acting in accordance with these Emergency Bylaws shall be liable except for willful misconduct. No officer, director, or employee shall be liable for any action taken by him in good faith in such an emergency in furtherance of the ordinary business affairs of the corporation even though not authorized by the Bylaws then in effect.

(F)          These Emergency Bylaws shall be subject to repeal or change by further action of the Board of Directors or by action of the stockholders, but no such repeal or change shall modify the provisions of the next preceding paragraph with regard to action taken prior to the time of such repeal or change. Any amendment of these Emergency Bylaws may make any further or different provision that may be practical and necessary for the circumstances of the emergency.

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ARTICLE XIV

NEVADA ANTI-TAKEOVER PROVISIONS

The corporation and its shareholders shall be subject to the provisions of NRS 78.378 through 78.3793, except with respect to the issuance of any shares of the corporation’s preferred stock which shall not be subject to such provisions. The shares of preferred stock so authorized in the corporation’s Articles of Incorporation may be issued in series with such designations, limitations, rights, preferences, and privileges that the Board of Directors shall determine in its sole discretion.

CERTIFICATE

I hereby certify that the foregoing Bylaws, consisting of 15 pages, including this page, constitute the Bylaws of Black Ridge Oil & Gas, Inc., as in effect on ___________, 2012.

James Moe, Secretary

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APPENDIX D

GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

SECTION 262 APPRAISAL RIGHTS

§ 262. Appraisal rights.

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

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b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

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(2) If the merger or consolidation was approved pursuant to § 228, § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

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(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

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(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

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APPENDIX E

CERTIFICATE OF AMENDMENT

ARTICLES OF INCORPORATION

OF

BLACK RIDGE OIL & GAS, INC.

(Pursuant to Sections 78.315 and 78.390 of the
General Corporation Law of the State of Nevada)

Black Ridge Oil & Gas, Inc., a corporation organized and existing under the General Corporation Law of the State of Nevada (the “Corporation”), does hereby certify as follows:

FIRST: That the Board of Directors of the Corporation has duly adopted resolutions authorizing the Corporation to execute and file with the Secretary of State of the State of Nevada this Certificate of Amendment of Articles of Incorporation (this “Amendment”).

SECOND: This Amendment of the Articles of Incorporation of the Corporation, in the form set forth below, has been duly adopted in accordance with the provisions of Sections 78.315 and 78.390 of the General Corporation Law of the State of Nevada by the directors and stockholders of the Corporation.

THIRD: That upon the effectiveness of this Amendment, the Articles of Incorporation is hereby amended as follows:

The first paragraph of numbered section 4 of the Certificate of Incorporation of the Company is hereby amended and restated as follows at the Effective Time referred to below:

Article IV

The total number of shares of all classes of stock that the Corporation shall have authority to issue is [_________] ([_______]) shares consisting of: [__________] ([________]) shares of common stock, $.001 par value per share (“Common Stock”); and Twenty Million (20,000,000) shares of preferred stock, $.001 par value per share (“Preferred Stock”).

The following paragraph shall be added at the end of Article IV of the Articles of Incorporation of the Corporation:

As of 5:00 p.m. (eastern time) on [ , ] (the “Effective Time), each [ ] shares of Common Stock issued and outstanding at such time shall be combined into one (1) share of Common Stock (the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.001 per share. No fractional shares of Common Stock shall be issued and, in lieu thereof, the Corporation will make a payment to the shareholders for the value of the fractional shares based on the volume weighted average sale price per share of Common Stock for ten (10) consecutive trading days ending on the third business day prior to the Effective Time of the reverse stock split. A stockholder who holds shares in certificated form will receive such net proceeds as soon as practicable after the Effective Time and after the stockholder has submitted a transmittal letter and surrendered his or her Old Certificates (as defined below), while a stockholder who holds shares in book-entry form will receive such net proceeds as soon as practicable without need for further action by the stockholder. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

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IN WITNESS WHEREOF, Black Ridge Oil & Gas, Inc. has caused this Amendment of Articles of Incorporation to be duly executed by Kenneth DeCubellis, its Chief Executive Officer, this ____ day of __________, 2012.

BLACK RIDGE OIL & GAS, INC.
Kenneth DeCubellis Chief Executive Officer

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APPENDIX F

AMENDMENT OF 2012 STOCK INCENTIVE PLAN

OF

BLACK RIDGE OIL & GAS, INC.

The 2012 Stock Incentive Plan (the “Plan”) of Black Ridge Oil & Gas, Inc., formerly known as Ante 5, Inc. (the “Company”), is hereby amended as follows effective this ____ day of ____________ 2012:

1.             Section 6.1 of the Plan is hereby amended and restated to provide as follows:

Price. The option price per share shall be determined by the Committee, subject to adjustment under Section 10.6, and shall never be less than the greater of (1) the Fair Market Value on the date of grant of the option or (2) the par value of the Common Stock. Other than in connection with a change in the Company’s capitalization (as described in Section 10.6), a Stock Option may not be re-priced without Stockholder approval (including canceling previously awarded Stock Options and re-granting them with a lower exercise price), with the exception of a one-time re-pricing and re-granting of stock options for certain optionholders whose options total 2,010,000. These certain optionholders and their corresponding options to be re-priced are: Kenneth DeCubellis, Chief Executive Officer, 1,000,000 options; Joshua Wert, Chief Operating Officer, 500,000; James Moe, Chief Financial Officer, 500,000; Bill Miller, 10,000. The Stock Option Agreements for each of the affected optionees are hereby amended by revising the exercise price therein to the current Fair Market Value as of the date such amended Stock Option Agreements are approved by the Board subsequent to the effective date of this Amendment, subject to the consent of the optionholder. To the extent that the Stock Option being amended is a qualified incentive stock option described in Code Section 422, for those purposes the amended option shall be treated as the grant of a new option and the required holding periods in Section 422 will be revised to reflect the amended grant date.

2.             The terms used in this Amendment have the meanings ascribed to them in the Plan unless otherwise defined in this Amendment. The Plan and the individual Option Agreements remain in full force and effect without modification, except as modified by this Amendment.

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